UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. __)

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Avici Systems Inc.

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AVICI SYSTEMS INC.

101 Billerica Avenue

North Billerica, MA 01862

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 26, 2004

To the Stockholders of Avici Systems Inc.:

Notice is hereby given that the Annual Meeting of Stockholders of Avici Systems Inc. (the “Company”) will be held at the offices of Testa, Hurwitz & Thibeault, LLP, Conference Room 22B, High Street Tower, 125 High Street, Boston, Massachusetts 02110, on Wednesday, May 26, 2004 at 9 a.m., local time, to consider and act upon each of the following matters:

1.	To elect two members to the Board of Directors to serve for three-year terms as Class I Directors or until their successors are duly elected and qualified.

2.	To approve an amendment to the Amended 2000 Stock Option and Incentive Plan of the Company (the “2000 Plan”) to increase the aggregate number of shares of common stock, par value $.0001 per share, of the Company authorized for issuance under the 2000 Plan by 1,250,000 shares.

3.	To ratify the selection of Ernst & Young LLP as auditors for the fiscal year ending December 31, 2004.

4.	To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

Only stockholders of record as of the close of business on March 29, 2004, the record date fixed by the Board of Directors for such purpose, are entitled to notice of and to vote at the meeting. All stockholder are cordially invited to attend the meeting in person. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it has been voted at the Annual Meeting. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

Properly executed proxies will be voted in accordance with the specifications on the proxy card. A list of stockholders entitled to vote will be available for inspection at the offices of the Company, located at 101 Billerica Avenue, North Billerica, Massachusetts, 01862 for a period of ten days prior to the Annual Meeting. Executed proxies with no instructions indicated thereon will be voted FOR the matters set forth in this Notice of Annual Meeting of Stockholders.

By Order of the Board of Directors

Peter C. Anastos

Secretary

North Billerica, Massachusetts

April 23, 2004

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. ADDITIONAL POSTAGE MAY BE REQUIRED IF THE PROXY CARD IS MAILED OUTSIDE OF THE UNITED STATES.

AVICI SYSTEMS INC.

101 Billerica Avenue

North Billerica, MA 01862

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 26, 2004

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Avici Systems Inc. (the “Company”) for use at the Company’s Annual Meeting of Stockholders to be held at the offices of Testa, Hurwitz & Thibeault, LLP, Conference Room 22B, High Street Tower, 125 High Street, Boston, Massachusetts 02110 on Wednesday, May 26, 2004, at 9 a.m., local time, or at any adjournments thereof (the “Annual Meeting”). Stockholders may vote in person or by proxy. All proxies will be voted in accordance with the stockholders’ instructions, provided, however, that if any returned proxy card (or any signed and dated copy thereof) does not specify a choice, it will be voted in favor of the matters set forth in the accompanying Notice of Annual Meeting. The persons named as attorneys-in-fact in the proxies were selected by the board of directors and are officers of the Company. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted. Any proxy may be revoked by a stockholder at any time before its exercise by: (i) delivering written revocation or a later dated proxy to the President or Secretary of the Company at any time before it is exercised; or (ii) attending the Annual Meeting and voting in person.

Only stockholders of record as of the close of business on March 29, 2004, the record date fixed by the Board of Directors, will be entitled to vote at the Annual Meeting and at any adjournments thereof. As of that date, there were an aggregate of 12,651,864 shares of common stock, par value $.0001 per share (“Common Stock”), of the Company outstanding and entitled to vote. Each share is entitled to one vote.

The purpose of the Annual Meeting is to elect two members to the Board of Directors of the Company to serve three-year terms as Class I Directors, to approve an amendment to the Company’s Amended 2000 Stock Option and Incentive Plan (the “2000 Plan”) and to ratify the Company’s selection of independent auditors. Our Board of Directors has approved the proposed amendment to the 2000 Plan and recommends a vote “FOR” the approval of such amendment. The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other matter upon which a vote may properly be taken should be presented at the Annual Meeting, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

The Company’s Annual Report containing consolidated financial statements for the fiscal year ended December 31, 2003 is being mailed together with this Proxy Statement to all stockholders entitled to vote at the Annual Meeting. It is anticipated that this Proxy Statement and the accompanying Proxy will be first mailed to stockholders on or about April 23, 2004.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. ADDITIONAL POSTAGE MAY BE REQUIRED IF THE PROXY CARD IS MAILED OUTSIDE OF THE UNITED STATES.

ELECTION OF DIRECTORS

Pursuant to the Company’s Fourth Restated Certificate of Incorporation and Amended and Restated By-Laws, the Board of Directors of the Company is currently fixed at seven and is divided into three classes. There are three directors currently serving in Class I, two directors currently serving in Class II, and two directors currently serving in Class III. Each director serves for a three-year term, with one class of directors being elected at each annual meeting. The present term of office for the current Class I Directors will expire at this Annual Meeting of Stockholders. The current Class II Directors’ terms will expire at the annual meeting of stockholders to be held in 2005. The current Class III Directors’ terms will expire at the annual meeting of stockholders to be held in 2006. All directors will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. Currently, Henry Zannini, William Ingram and Robert P. Schechter are the Class I Directors; Steven B. Kaufman and Richard T. Liebhaber are the Class II Directors; and Surya R. Panditi and James R. Swartz are the Class III Directors.

Only nominees for Class I Directors are being presented for election at this Annual Meeting. The nominees for Class I Directors, as recommended by the Nominating and Governance Committee of the Company’s Board of Directors and pursuant to the policies established by such committee, are William Ingram and Robert P. Schechter, who are currently serving as Class I Directors of the Company. Mr. Zannini is also currently serving as a Class I Director but will not be standing for re-election. The nominating committee has recommended, and the Board of Directors has agreed, not to nominate anyone to fill the seat on the Board of Directors currently held by Mr. Zannini and to leave such seat vacant following the Annual Meeting. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for the nominees will be voted for their re-election. The Board of Directors knows of no reason why the nominees should be unable or unwilling to serve, but if that should be the case, proxies will be voted for the election of some other person, or for fixing the number of directors at a lesser number. The proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

A plurality of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter is required for election to the board as Class I Directors of each of the nominees above.

The Board of Directors recommends a vote “FOR” the election of the nominees as Class I Directors.

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information about the Class I Directors, Class II Directors, Class III Directors and the executive officers of the Company as of March 29, 2004:

Name	Age	Position
Steven B. Kaufman	38	President, Chief Executive Officer and Class II Director

Paul F. Brauneis	59	Chief Financial Officer, Senior Vice President of Finance and Administration and Treasurer

Christopher W. Gunner, Ph.D.	49	Senior Vice President of Research and Development

Chris Koeneman	41	Senior Vice President, Sales and Service

Surya R. Panditi (3)	44	Class III Director and Chairman of the Board of Directors

William Ingram (2)(3)	47	Class I Director

Richard T. Liebhaber (1)(2)	67	Class II Director

Robert P. Schechter (2)	55	Class I Director

James R. Swartz (1)(3)	60	Class III Director

Henry Zannini	58	Class I Director

(1)	Member of Compensation Committee.

(2)	Member of Audit Committee.

(3)	Member of the Nominating and Governance Committee.

Steven B. Kaufman has served as our Chief Executive Officer since July 1, 2001, as our President since January 1, 2001, and as a director since September 2000. Mr. Kaufman served as our Chief Operating Officer from September 2000 to June 30, 2001. From February 1999 through July 2000, Mr. Kaufman was employed by Lucent Technologies Inc. as President of the Multiservice Core Networks division and before that as Vice President and General Manager of Core Switching, both in Lucent’s Internetworking Systems Group. From May 1996 through January 1999, Mr. Kaufman was a general manager in Lucent’s Microelectronics Group (now Agere Systems). From 1991 to April 1996, Mr. Kaufman was employed in a variety of marketing management roles at Intel Corporation on the Pentium processor family of products. Mr. Kaufman also serves as director of a private company.

Paul F. Brauneis has served as our Chief Financial Officer and Treasurer since January 2000 and as our Senior Vice President of Finance and Administration since May 2001. Mr. Brauneis served as our Vice President of Finance and Administration and Secretary from January 2000 to May 2001. Prior to that, Mr. Brauneis served as Vice President and Corporate Controller at Wang Global, an information technology services company, from August 1997 through December 1999. From September 1995 to July 1997, Mr. Brauneis served as Vice President and Corporate Controller of BBN Corporation, a provider of Internet and Internetworking solutions. During 1993 and 1994, Mr. Brauneis served as Vice President, Chief Financial Officer and Treasurer of SoftKey International, Inc., formerly known as Spinnaker Software Corporation, a provider of personal productivity software.

Christopher W. Gunner, Ph.D. has served as our Senior Vice President of Research and Development since July 2001, as our Vice President of Engineering from February 2000 to July 2001, as our Director of Architecture from June 1999 to February 2000, as our Director of Software and Architecture from April 1998 to June 1999, and as our Chief Protocol Engineer from May 1997 to April 1998. Prior to joining Avici, Dr. Gunner was employed by Digital Equipment Corporation as a Consulting Engineer from June 1995 to April 1997.

Chris Koeneman has served as our Senior Vice President, Sales and Service, since April 2003. Prior to joining Avici, Mr. Koeneman was Vice President of Worldwide Sales at Celox Networks, a provider of edge IP routing equipment, from November 2000 to January 2003. From 1996 to 2000, Mr. Koeneman held various positions at Cisco Systems, a provider of Internet networking products, including Director of Service Provider Sales – EMEA and Regional Sales Manager.

Surya R. Panditi has served as the Chairman of our Board of Directors since July 1, 2001, and as a Director since June 1997. Mr. Panditi was employed by us from June 1997 to December 2001, serving as our Chief Executive Officer from June 1997 to June 30, 2001, as our President from June 1997 to January 1, 2001, and as the Co-Chairman of our Board of Directors from January 1, 2001 to June 30, 2001. Since December 2002, Mr. Panditi has served as Chief Executive Officer and as a director of Polaris Networks, Inc., a developer of optical transport switching systems. From January 2002 to December 2002, Mr. Panditi served as the Chief Executive Officer and a director of Convergent Networks, Inc., a provider of broadband telephony equipment. From August 1996 to June 1997, Mr. Panditi was Vice President and General Manager of the LAN Infrastructure Business Unit of U.S. Robotics, a provider of Internet access devices. Mr. Panditi was employed by Telco Systems Inc., a provider of transport and access solutions for networks, from April 1994 to June 1996, most recently as Vice President and General Manager of the Magnalink Communications Division.

William Ingram has served as a Director since November 2003. Mr. Ingram is currently serving as the President and Chief Executive Officer of Nuera Communications, a provider of Voice-over-Internet Protocol infrastructure solutions. Prior to joining Neura in 1996, Mr. Ingram was the Chief Operating Officer of PCSI-Clarity Products Division, President of Ivie Industries, a computer security and hardware manufacturer, and President of KevTon, an electronics manufacturing company.

Richard T. Liebhaber has served as a Director since June 1997. Mr. Liebhaber was a Consulting Managing Director at Veronis, Suhler & Associates, Inc., a provider of financial advisory services to the communications industry, from June 1995 to August 2001. Prior to that, Mr. Liebhaber served as Executive Vice President of MCI Communications Corporation, a telecommunications provider, from December 1985 to May 1995. Mr. Liebhaber also serves on the board of directors of ILOG S.A., a software company, JDS Uniphase Corporation, a fiber optic technology company and ECI, an Israel-based telecommunications equipment company.

Robert P. Schechter has served as a Director since June 2003. Mr. Schechter is currently Chairman, President and Chief Executive Officer of NMS Communications, Inc., a provider of telecommunications equipment. Prior to joining NMS in 1995, Mr. Schechter spent eight years at Lotus Development Corporation as Senior Vice president of Finance and Operations and Chief Financial Officer, and most recently as Senior Vice President of the International Business Group. Prior to Lotus Development Corporation, Mr. Schechter was a partner with Coopers & Lybrand in Boston. Mr. Schechter also serves on the boards of directors of Moldflow Corporation, a developer of plastics molding products, and MapInfo Corporation, a software and consulting company.

James R. Swartz has served as a Director since November 1996, as our Chairman of the Board of Directors from November 1996 to January 1, 2001, and as our Co-Chairman of the Board of Directors from January 1, 2001 to June 30, 2001. Mr. Swartz is a general partner of Accel Partners, a venture capital investment firm he co-founded in 1983.

Henry Zannini co-founded Avici in November 1996 and has served as a Director since that time. Mr. Zannini served as our Vice President of Government Sales from February 2000 to November 2001 and as our Vice President of Business Development from November 1996 to January 2000. Before founding Avici, Mr. Zannini served as Senior Director of Telecom Business Development for Analogic Corp., a designer and manufacturer of advanced systems and subsystems to telecommunications original equipment manufacturers, from September 1993 to January 1996.

Executive officers of the Company are elected on an annual basis by the Board of Directors to serve at the pleasure of the Board of Directors until their successors have been duly elected and qualified.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board of Directors

The Board of Directors met six times during the fiscal year ended December 31, 2003. Each of the directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of all committees of the Board of Directors on which they served during fiscal 2003. The Board of Directors has standing Audit, Compensation and Nominating and Governance Committees. Each committee has a charter that has been approved by the Board of Directors. A current copy of each committee charter is attached hereto and will also be available at www.avici.com at the Corporate Governance section of the Company’s website which is currently under construction and which we intend to complete prior to the Annual Meeting. Each committee reviews the appropriateness of its charter at least annually.

Audit Committee

The Audit Committee of the Board of Directors, of which Messrs. Ingram, Liebhaber and Schechter are currently members, oversees the accounting and financial reporting processes and controls of the Company and the audits of the financial statements of the Company. More specifically, the Audit Committee assists the Board of Directors in fulfilling its responsibilities by reviewing (i) the financial reports provided by the Company to the Securities and Exchange Commission (the “SEC”), the Company’s stockholders or the general public and (ii) the Company’s internal financial and accounting controls. The Audit Committee also (i) oversees the appointment, compensation, retention and oversight of the work performed by any independent public accountants engaged by the Company, (ii) recommends, establishes and monitors procedures designed to improve the quality and reliability of the disclosure of the Company’s financial condition and results of operations, (iii) establishes and distributes procedures designed to facilitate (a) the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and (b) the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters, (iv) engages advisors as necessary, and (v) distributes the funding from the Company that is necessary or appropriate to carry out the Audit Committee’s duties. Mr. Liebhaber was a member of the Audit Committee for all of fiscal 2003 and Mr. Schechter was appointed to the Audit committee on June 20, 2003 as a result of the vacancy created upon the resignation of Stephen M. Diamond as a director. In July 2003, following the resignation of Sanjiv Ahuja as a director, the Board of Directors appointed Mr. Panditi as his replacement on the Audit Committee. Although Mr. Panditi is not independent (as such term is defined under the National Association of Securities Dealers, Inc. (“NASD”) Marketplace Rules), after a review of Mr. Panditi’s background and qualifications in light of the requirements established by the SEC and NASD (each a “Regulatory Body”), the Board of Directors determined it was in the best interests of the Company and our stockholders that that he be appointed as a member of the Audit Committee, for reasons, not limited to and including, his industry knowledge, history with the Company and understanding of Company practices, his meeting all independence requirements under the rules and regulations established by each Regulatory Body except having been an executive officer of the Company within the past three years but not within the past year and a half, and given that he would not be reviewing any financial statements as an Audit Committee member for any period during which he served as an employee of the Company. Mr. Ingram was appointed and replaced Mr. Panditi as a member of the Audit Committee on April 14, 2004. The Board of Directors has determined that each current member of the Audit Committee is independent within the meaning of the Company’s and the NASD Marketplace Rules director independence standards and the SEC’s heightened director independence standards for audit committee members. In addition, each member of the Audit Committee is able to read and understand financial statements of a complexity at least comparable to the Company’s financial statements, and the Board of Directors has determined that Mr. Schechter qualifies as an “audit committee financial expert” under the rules of the SEC. Mr. Schechter is also financially sophisticated as required by the NASD Marketplace Rules. The Audit Committee met seven times during the fiscal year ended December 31, 2003. Mr. Liebhaber serves as chairperson of the Audit Committee.

Compensation Committee

The Compensation Committee, of which Messrs. Liebhaber and Swartz are currently members, is responsible for determining and making recommendations with respect to all forms of compensation to be granted to executive officers and employees of the Company, administering the Company’s incentive compensation and stock plans and producing an annual report on executive compensation for inclusion in the Company’s proxy statement for its annual meeting of stockholders in accordance with the applicable SEC rules and regulations. The Compensation Committee met three times during the fiscal year ended December 31, 2003. Mr. Swartz serves as chairperson of the Compensation Committee. The Board of Directors has determined that each member of the Compensation Committee is independent within the meaning of the Company’s director independence standards and those established by the Regulatory Bodies.

Nominating and Governance Committee

The Nominating and Governance Committee of the Board of Directors, of which Messrs. Swartz, Ingram and Panditi are currently members, is responsible for assisting the Board of Directors in fulfilling its responsibilities by (i) identifying individuals qualified to become members of the Board of Directors, (ii) adopting a corporate code of business conduct and other corporate governance policies, and (iii) monitoring compliance with and periodically reviewing the code of business conduct and such other corporate governance policies as it may adopt from time to time. The Nominating and Governance Committee met three times during the fiscal year ended December 31, 2003. The Nominating and Governance Committee may, in its discretion, consider nominees recommended by stockholders. Mr. Swartz serves as Chairperson of the Nominating and Governance Committee. The Board of Directors has determined that each member of the Nominating and Governance Committee other than Mr. Panditi is independent within the meaning of the Company’s director independence standards and those of the Regulatory Bodies. Although Mr. Panditi is not independent (as such term is defined under the NASD Marketplace Rules), after a review of Mr. Panditi’s background and qualifications in light of the requirements established by the Regulatory Bodies, the Board of Directors has determined that it is in the best interests of the Company and our stockholders that he continue to serve on the Nominating and Governance Committee, for reasons, including and not limited to, his industry knowledge, history with the Company and understanding of Company practices, and his meeting all independence requirements under the NASD Marketplace Rules except having been an executive officer of the Company within the past three years.

CORPORATE GOVERNANCE AND RELATED MATTERS

Independence of Members of the Board of Directors

The Board of Directors has determined that each of Messrs. Ingram, Liebhaber, Schechter and Swartz is independent within the meaning of the Company’s director independence standards and the director independence standards of the Regulatory Bodies, as currently in effect. Furthermore, the Board of Directors has determined that the composition of each of the committees of the Board of Directors complies with the requirements of the NASD Marketplace Rules, the Regulatory Bodies and other applicable laws or regulations, as currently in effect.

Corporate Governance Principles

The Company is committed to having sound corporate governance principles and has adopted both corporate governance guidelines (which outline many of the governance policies described below) and a “code of ethics” (the “Code of Business Conduct”) as defined by regulations promulgated under the Securities Act of 1933 (the “Securities Act”), as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that applies to all of the Company’s directors and employees worldwide, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the Code of Business Conduct is attached hereto. We intend to make a current copy of the corporate governance guidelines and the Code of Business Conduct available prior to the Annual Meeting at www.avici.com at a Corporate Governance section of the Company’s website. A copy of the corporate governance guidelines and the Code of Business Conduct may also be obtained, free of charge, from the Company upon a request directed to: Avici Systems Inc., 101 Billerica Avenue, North Billerica, MA 01862, Attention: Investor Relations. The Company intends to disclose amendments to or waivers from a provision of the Code of Business Conduct that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on the Corporate Governance section of its website, which will be available at www.avici.com, or by such other method proscribed by applicable law or regulation.

Executive Sessions of Independent Directors

In connection with the recent review of the Company’s corporate governance policies, the Board of Directors has instituted a policy stating that executive sessions of the independent directors will be held following each regularly scheduled in-person meeting of the Board of Directors. Executive sessions do not include any employee directors of the Company. Mr. Swartz is responsible for chairing the executive sessions.

Policy Governing Director Attendance at Annual Meetings of Stockholders

In connection with the recent review of the Company’s corporate governance policies, the Board of Directors has instituted a policy stating that one of the regularly scheduled meetings of the Board of Directors shall be scheduled on the same day as the Company’s Annual Meeting of Stockholders and all Directors are encouraged to attend the Company’s Annual Meeting of Stockholders. Two members of the Board of Directors attended the Annual Meeting of Stockholders held in 2003.

Policies Governing Director Nominations

Director Qualifications

As noted above and set forth in the Company’s corporate governance policies, the Nominating and Governance Committee of the Board of Directors is responsible for reviewing with the Board of Directors from time to time the appropriate qualities, skills and characteristics desired of members of the Board of Directors in the context of the needs of the Company’s business and the current make-up of the Board of Directors. This assessment includes consideration of the following minimum qualifications that the Nominating and Governance Committee believes must be met by all directors: directors must be an individual of the highest ethical character and integrity and share the values of the Company as reflected in the Company’s Code of Business Conduct and Ethics; directors must have reputations, both personal and professional, consistent with the image and reputation of the Company; directors must be free of conflicts of interest that would interfere with the proper performance of the responsibilities of a director; directors must have the ability to exercise sound business judgment; directors must be willing and able to devote sufficient time to the affairs of the Company and be diligent in fulfilling the responsibilities of a director and/or committee member, as the case may be; directors must have substantial business or professional experience and expertise and be able to offer meaningful and practical advice and guidance to the Company’s management based on that experience and expertise; and directors must have a commitment to enhancing stockholder value.

The Nominating and Governance Committee also considers numerous other qualities, skills and characteristics when evaluating director nominees, such as: an understanding of and experience in Internet Protocol networks and related infrastructure equipment and technology, accounting, corporate governance, finance and/or marketing; and leadership experience with public companies or other major complex organizations.

Process for Identifying and Evaluating Director Nominees

The Board of Directors is responsible for nominating its own members for election at each annual meeting of stockholders. The Board of Directors delegates the selection and nomination process to the Nominating and Governance Committee, with the expectation that other members of the Board of Directors, and of management, will be requested to take part in the process as appropriate.

Generally, the Nominating and Governance Committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisers, through the recommendations submitted by stockholders or through such other methods as the Nominating and Governance Committee deems to be helpful to identify candidates. Once candidates have been identified, the Nominating and Governance Committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the Nominating and Governance Committee. The Nominating and Governance Committee may gather information about the candidates through interviews, questionnaires, background checks, or any other means that the Nominating and Governance Committee deems to be helpful in the evaluation process. The Nominating and Governance Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate in light of the criteria set forth above or established by the Nominating and Governance Committee from time to time, both on an individual basis and taking into account the overall composition and needs of the Board of Directors. There is no difference in the criteria by which the Nominating and Governance Committee evaluates Director nominees, whether nominated by the Board of Directors or by a stockholder. Based on the results of the evaluation process, the Nominating and Governance Committee recommends candidates for the Board of Director’s approval as Director nominees for election to the Board of Directors. The Nominating and Governance Committee also recommends candidates for the Board of Director’s appointment to the committees of the Board of Directors.

Procedures for Recommendation of Director Nominees by Stockholders

The Nominating and Governance Committee will consider director nominee candidates who are recommended by stockholders of the Company. Stockholders, in submitting recommendations to the Nominating and Governance Committee for director nominee candidates, must deliver to the Nominating and Governance Committee any such recommendation for nomination not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the date of the proxy statement delivered to stockholders in connection with the preceding year’s annual meeting. Such recommendation for nomination must be in writing and include the following: name and address of the stockholder making the recommendation, as it appears on the Company’s books and records, and of such record holder’s beneficial owners; number of shares of capital stock of the Company that are owned beneficially and held of record by such stockholder and such beneficial owners; name of the individual recommended for consideration as a director nominee; all other information relating to the recommended candidate that would be required to be disclosed in solicitations of proxies for the election of directors or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including the recommended candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if approved by the Board of Directors and elected; and a written statement from the stockholder making the recommendation stating why such recommended candidate meets the Company’s criteria and would be able to fulfill the duties of a director.

Nominations must be sent to the attention of the Secretary of the Company by U.S. mail (including courier or expedited delivery service) to: Avici Systems Inc., 101 Billerica Avenue, North Billerica, MA 01862 or by facsimile to: (978) 964-2250, Attn: Secretary of Avici Systems Inc.

The Secretary of the Company will promptly forward any such nominations to the Nominating and Governance Committee. As a requirement to being considered as a director for nomination to the Company’s Board of Directors, a candidate will need to comply with the following minimum procedural requirements: a candidate must undergo a comprehensive private investigation background check from a qualified company of the Company’s choosing; and a candidate must complete a detailed questionnaire regarding their experience, background and independence. Once the Nominating and Governance Committee receives the nomination of a candidate and the candidate has complied with the minimum procedural requirements above, such candidacy will be evaluated in accordance with the minimum criteria set forth above and a recommendation with respect to such candidate will be delivered to the Board of Directors.

Policy Governing Stockholder Communications with the Board of Directors

The Board of Directors provides to every stockholder the ability to communicate with the Board of Directors as a whole and with individual directors on the Board of Directors through an established process for stockholder communication as follows: for communications directed to the Board of Directors as a whole, stockholders may send such communications to the attention of the Chairperson of the Board of Directors via one of the two methods listed below: (1) By U.S. mail (including courier or expedited delivery service) to: Avici Systems Inc., 101 Billerica Avenue, North Billerica, MA 01862, Attn: Chairperson of the Board of Directors, c/o Secretary, or (2) by facsimile to: (978) 964-2250, Attn: Chairperson of the Board of Directors, c/o Secretary. For

stockholder communications directed to an individual Director in his or her capacity as a member of the Board of Directors, stockholders may send such communications to the attention of the individual Director via one of the two methods listed below: (1) by U.S. mail (including courier or expedited delivery service) to: Avici Systems Inc., 101 Billerica Avenue, North Billerica, MA 01862, Attn: [Name of Individual Director], c/o Secretary, or (2) by facsimile to (978) 964-2250, Attn: [Name of Individual Director], c/o Secretary.

The Secretary will forward any such stockholder communication to the Chairperson of the Board of Directors, as a representative of the Board of Directors, and/or to the individual director to whom the communication is addressed, on a periodic basis. The Company will forward such communications by Certified U.S. mail to an address specified by each director and the Chairperson of the Board of Directors for such purposes or by secure electronic transmission.

For more information regarding the Company’s corporate governance policies, you are invited to access the Corporate Governance section of our website which we intend to make available prior to the Annual Meeting at www.avici.com. By providing these documents, however, we do not intend to incorporate the contents of the website into this Proxy Statement.

Compensation Committee Report on Executive Compensation

The Compensation Committee is comprised of two of the independent, non-employee members of the Board of Directors, neither of whom have interlocking relationships as defined by the SEC. The Compensation Committee is responsible for reviewing and administering the Company’s stock plans and establishing and monitoring policies governing the compensation of executive officers. The Compensation Committee considers the performance of the executive officers and the Company in order to make recommendations regarding their cash compensation and stock options to the full Board of Directors. The Compensation Committee periodically reviews its approach to executive compensation and makes changes as competitive conditions and other circumstances warrant.

Compensation Philosophy. Since the Company’s inception in November 1996, the Company has sought to attract, retain and reward executive officers primarily through long-term equity incentives in the form of restricted stock and stock options. As such, the salary component of the executive officers compensation generally reflects base salary at a lower level and the stock component at a higher level than that of a more established company in the same industry. The Compensation Committee’s approach is predicated upon the philosophy that a substantial portion of aggregate annual compensation for executive officers should be contingent upon the Company’s performance and an individual’s contribution to the Company’s success in meeting certain critical objectives. In addition, the Compensation Committee strives to align the interests of the Company’s executive officers with the long-term interests of stockholders through stock option grants such that grants of stock options should relate the performance of the executive to the market’s perception of the longer-term performance of the Company.

The Company provides its executive officers with a compensation package consisting of base salary, performance incentive pay, and participation in benefit plans generally available to other employees. The Compensation Committee considers market information from published survey data provided to the Compensation Committee by the Company’s human resources staff. The market data consists primarily of base salary and total cash compensation rates, as well as incentive bonus and stock programs of other companies considered by the Compensation Committee to be peers in the Company’s industry. When determining executive compensation, the Compensation Committee also reviews the Company’s financial performance on an annual basis, certain milestones achieved by the Company, and individual executive officer responsibilities and accomplishments.

Based on the review of the market data, the Compensation Committee sets total executive compensation within the range of compensation of executive officers with comparable qualifications, experience and responsibilities. The Compensation Committee intends to continue to monitor and adjust compensation in order to compete for and retain executives who operate the Company effectively and to align the interests of its executive officers with the long-term interests of stockholders. In reviewing compensation, the Compensation Committee recognizes that in order for the Company to improve its products and scale the business, the ability to attract, retain and reward executive officers who will be able to operate effectively in a dynamic, complex environment is vital. In that regard, the Company must offer compensation that is competitive in the industry; motivates executive officers to achieve the Company’s strategic business objectives; and aligns the interests of executive officers with the long-term interests of stockholders.

Base Salary. Effective January 1, 2002, base salaries for all employees, including the named executive officers, were reduced. For named executive officers, base salaries were reduced by 15%, excluding Mr. Koeneman, who was hired in April of 2003. During fiscal 2003, Messrs. Kaufman, Brauneis, Gunner and Koeneman received annual base salaries of $278,111, $174,007, $170,872 and $156,378 respectively, exclusive of any payments earned under the Company’s performance incentive plans, as described below. Mr. Koeneman also received a sales commission of $65,800. The Compensation Committee has set Mr. Kaufman’s current annual base salary at $305,034.

Performance Incentives. As discussed above, the Compensation Committee annually reviews and adjusts the components of executive compensation, including base salary and participation in the Company’s performance incentive plans. The Variable Pay Plan (“VPP”) was in effect during fiscal 2003 and remains in effect for fiscal year 2004. Under the terms of the VPP, the named executive officers may receive incentive compensation based solely upon the achievement of certain Company financial milestones periodically determined by the Compensation Committee (the “Financial Milestones”). The Financial Milestones, along with the amount of potential bonus payouts, are determined for each six-month period of each fiscal year while the VPP is in effect. The incentive compensation is calculated based on a fixed percentage of current base salary, which is set annually (the “Annual Base Percentage”). The Compensation Committee set Annual Base Percentages for each of the named executive officers at 17.7% of then current base salary for 2003. Under the terms of the VPP, each named executive officer may receive a cash bonus on a scale from 0% to 300% of the Annual Base Percentage depending solely upon the level of achievement of the Financial Milestones. VPP payments are made semi-annually. For each six-month period, one half of the Annual Base Percentage is multiplied by a percentage determined by the Compensation Committee in light of the level of achievement of the specified Financial Milestones. During fiscal 2003, Messrs. Kaufman, Brauneis, Gunner, and Koeneman earned aggregate VPP awards of $75,455, $46,474, $45,683 and $39,375 respectively, reflecting 125% of one half of the Annual Base Percentage for the first six months of the year and 175% of one half of the Annual Base Percentage for the final six months of the year.

In addition to the VPP, the Company also maintains an Executive Incentive Plan (“EIP”) for executive officers and all manager level employees. During fiscal 2003, the Company’s EIP was based upon both the achievement of specified Company financial performance milestones and the achieved level of certain individual performance objectives, each determined on a semi-annual basis. Under the EIP, no incentive awards are made in the event that the financial milestones have not been met even if individual performance objectives have been met. During fiscal 2003, Messrs. Kaufman, Brauneis, and Gunner received bonuses of $157,133, $91,897, and $65,094, respectively, under the EIP.

The Compensation Committee approved and implemented incentive plans for the upcoming fiscal year consistent with the 2003 plans. The Compensation Committee intends to approve an Executive Incentive Plan each year.

Long-Term Equity Incentives. The Compensation Committee strongly believes in granting restricted stock or stock options to the Company’s executive officers to tie executive officer compensation directly to the long-term success of the Company and increases in stockholder value. During fiscal 2003, Messrs. Kaufman, Brauneis, Gunner and Koeneman received aggregate grants of options of 150,000, 40,000, 30,000 and 100,000 respectively. Grants of restricted stock and stock options to executive officers are based upon each executive officer’s relative position, responsibilities, historical and expected contributions to the Company, and the executive officer’s existing stock ownership and previous equity compensation. Stock options are granted under the 2000 Plan in the annual option grant program, generally vest over a four-year period and have an exercise price equal to the fair market value on the date of grant. Stock options therefore provide value to the executive officers only when the price of the Company’s Common Stock increases over the exercise price.

Other Benefits. The Company also has various broad-based employee benefit plans. Executive officers participate in these plans on the same terms as eligible, non-executive employees, subject to any legal limits on the amounts that may be contributed or paid to executive officers under these plans. The Company offers a stock purchase plan under which employees may purchase Common Stock at a discount. The Company also maintains insurance and other benefit plans for its employees.

Chief Executive Officer Compensation. Mr. Kaufman has served as the Company’s Chief Executive Officer since July 1, 2001. As described above for the Company’s other executive officers, Mr. Kaufman’s base salary for fiscal 2003 was established by the Company based upon the Company’s position as an emerging company. The Compensation Committee does not rely solely on predetermined formulas or a limited set of criteria when it evaluates the performance of the Chief Executive Officer. The Compensation Committee may adjust Mr. Kaufman’s salary in the future, based upon comparative salaries of chief executive officers in the Company’s industry, and other factors that may include the financial performance of the Company and Mr. Kaufman’s success in meeting strategic goals.

Tax Deductibility of Executive Compensation. In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the Company cannot deduct for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Compensation Committee has considered the limitations on deductions imposed by Section 162(m) of the Code, and it is the Compensation Committee’s present intention that, for so long as it is consistent with its overall compensation objective, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m) of the Code.

THE COMPENSATION COMMITTEE

James R. Swartz, Chairman

Richard T. Liebhaber

The information contained in the report above shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in any such filing.

Report of the Audit Committee

The Board of Directors has an Audit Committee which assists it in the oversight of the accounting and financial reporting process and internal controls of the Company and which oversees the appointment and activities of the Company’s independent auditors, including the annual audit of the Company’s consolidated financial statements. The Audit Committee regularly discusses with management and the outside auditors the financial information developed by the Company, the Company’s systems of internal controls and its audit process. The Audit Committee operates under a written charter adopted by the Audit Committee and ratified by the Board of Directors. As part of its duties under its charter, the Audit Committee will appoint, evaluate and retain the Company’s independent auditors each fiscal year. It will also maintain direct responsibility for the compensation, termination and oversight of the auditors’ performance and evaluate the auditor’s qualifications, performance and independence. Under its charter, the Audit Committee will approve all services provided to the Company by the independent auditors and will review all non-audit-related services to ensure they are permitted under current laws and regulations. The Audit Committee has adopted a policy that it will pre-approve non audit-related services to be performed by the Company’s independent auditor.

The Audit Committee has reviewed the audited consolidated financial statements of the Company as of December 31, 2003 and for the year ended December 31, 2003, and has discussed them with both management and Ernst & Young LLP, the Company’s independent auditors. Management has represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as currently in effect, including various matters pertaining to the audit, including the Company’s financial statements, the report of the independent auditors on the results, scope and terms of their work, and their recommendations concerning the financial practices, controls, procedures and policies employed by the Company. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and has discussed with Ernst &Young LLP that firm’s independence.

Based on its review of the financial statements and these discussions, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

THE AUDIT COMMITTEE

Richard T. Liebhaber, Chairman

William Ingram*

Surya R. Panditi*

Robert Schechter

*	Mr. Ingram replaced Mr. Panditi as a member of the Audit Committee on April 14, 2004 and did not participate in the Audit Committee review of the Company’s consolidated financial statements for the fiscal year ended December 31, 2003.

The information contained in the report above shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in any such filing.

Relationship with Independent Auditors

Effective July 1, 2002, the Company dismissed Arthur Andersen LLP (“Arthur Andersen”), as its independent public accountants, and engaged the services of Ernst & Young LLP as its new independent auditors for the fiscal year ended December 31, 2002. These actions followed the Company’s decision to seek proposals from independent auditors to audit the Company’s financial statements for the fiscal year ended December 31, 2002. The decision to dismiss Arthur Andersen and retain Ernst & Young LLP was approved by the Audit Committee of the Company’s Board of Directors.

The Company and Arthur Andersen did not, in connection with the audit of the Company’s financial statements for the year ended December 31, 2001 or for any subsequent interim period prior to and including July 1, 2002, have any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Arthur Andersen’s satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports.

The audit report of Arthur Andersen on the Company’s financial statements for the fiscal year ended December 31, 2001 did not contain an adverse opinion or a disclaimer of accounting principles nor was such audit report qualified or modified as to uncertainty, audit scope or accounting principles.

There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the fiscal year ended December 31, 2001 of the Company.

Ernst & Young LLP has been the independent audit firm that audits the financial statements of the Company and its subsidiaries since July 1, 2002, and has been engaged as auditor for the fiscal year ended December 31, 2004. In accordance with standing policy, Ernst & Young LLP periodically changes the personnel who work on the audit.

The Audit Committee is required to pre-approve the audit and non-audit services performed by Ernst & Young LLP in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee pre-approved the provision of the services described below in accordance with such policy and determined that the provision of such services were compatible with the maintenance of Ernst Young LLP’s independence in the conduct of its audit.

Fees

The following sets forth the aggregate fees billed by Ernst & Young LLP to the Company during the fiscal years ended December 31, 2003 and December 31, 2002.

Audit Fees

The aggregate fees billed by Ernst & Young LLP for audit services were approximately $157,000 for 2003 and $212,000 for 2002, including fees associated with the audit of the Company’s annual consolidated financial statements and for the review of the condensed consolidated financial statements included in the Company’s Forms 10-Q.

Audit-Related Fees

Fees for audit-related services were approximately $8,000 for 2003 and $1,000 for 2002, principally including internal control assistance and audit-related accounting consultations.

Tax Fees

Total fees for professional services rendered by Ernst & Young, LLP in connection with tax compliance and advisory services were approximately $56,000 for 2003 and $49,000 for 2002. Of these, fees for tax compliance services were approximately $36,000 for 2003 and $24,000 for 2002, and fees for tax advisory services were approximately $20,000 for 2003 and $25,000 for 2002.

All Other Fees

There were no fees billed by Ernst & Young LLP for services other than those described above for fiscal years 2003 and 2002.

In 2003 and 2002, no fees were paid to Ernst & Young LLP under a de minimus exception to the rules and regulations of the Regulatory Bodies applicable to the Company relating to the provision of audit services that waives the pre-approval requirement for certain audit-related, tax and other services provided by independent auditors.

Compensation Committee Interlocks and Insider Participation

Currently, Mr. Swartz and Mr. Liebhaber serve as members of the Compensation Committee of the Board of Directors. The Compensation Committee establishes the salary and other compensation for the Company’s executive officers and administers the Company’s stock plans. Mr. Liebhaber and Mr. Swartz are not employees of Avici and Mr. Liebhaber has never been employed by Avici. Mr. Swartz was formerly the Interim Chief Executive Officer, President and Secretary of Avici. Mr. Swartz is also a general partner of an affiliate of Avici that has made equity investments in Avici. No interlocking relationship exists between any member of our Board of Directors or our Compensation Committee and any member of the Board of Directors or compensation committee of any other company and no such interlocking relationship has existed in the past.

Compensation of Directors

During the fiscal year ended December 31, 2003, directors who are not otherwise employed by the Company received annual cash compensation for their services as directors, and reimbursement of reasonable out-of-pocket expenses incurred in connection with attending meetings. Such directors receive annual cash compensation in the amount of $15,000, paid quarterly, and $1,000 for each Board or Committee meeting attended in person or $500 for each Board or Committee meeting attended telephonically. During the fiscal year ended December 31, 2003, Messrs. Ingram, Liebhaber, Panditi, Schechter, Swartz, and Zannini received cash compensation of $1,000, $20,000, $19,500, $8,500, $20,000, and $15,000, respectively. Additionally during the fiscal year ended December 31, 2003, Steven M. Diamond, who did not stand for reelection in 2003, and Sanjiv Ahuja, who resigned as a director during 2003, received cash compensation of $8,500 and $10,500, respectively.

Pursuant to our 2000 Non-Employee Director Stock Option Plan (the “Director Plan”), each non-employee director who becomes a member of the Board of Directors will be automatically granted on the date first elected to the Board of Directors an option to purchase 8,750 shares of Common Stock, which will vest in four equal installments over four years. In addition, provided that the director continues to serve as a member of the Board of Directors, each non-employee director will be automatically granted on the date of each annual meeting of stockholders following his or her initial option grant date an option to purchase 3,750 shares of Common Stock, 1,250 shares of which will vest immediately and 2,500 shares of which will vest in four equal installments over four years. All options granted under the Director Plan will have an exercise price equal to the fair market value of the Common Stock on the date of grant and a term of ten years from the date of grant. Unvested options terminate following the date that the director ceases to be a director for any reason other than death or permanent disability. Vested options may be exercised at any time during the option term, but expire 180 days following the date that the director ceases to be a director for any reason other than death or permanent disability. The term of the Director Plan is ten years, unless sooner terminated by vote of the Board of Directors.

Directors are also eligible for option grants and stock purchases and awards under the 2000 Plan. During fiscal year ended December 31, 2003, no options were issued to directors under the 2000 Plan.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT AND DIRECTORS

The following table sets forth as of March 29, 2004 (unless otherwise indicated), certain information regarding beneficial ownership of the Company’s Common Stock (i) by each director of the Company and each nominee for director, (ii) by each named executive officer, (iii) by all directors and executive officers of the Company as a group and (iv) each person who beneficially owns 5% or more of the outstanding shares of our Common Stock. Unless otherwise listed below, each person maintains a business address at: c/o Avici Systems Inc., 101 Billerica Avenue, North Billerica, Massachusetts, 01862.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature Of Beneficial Ownership (1)	Percent of Class (2)
Executive Officers and Directors

Steven B. Kaufman (3)	Common Stock	324,398	2.5%

Paul F. Brauneis (4)	Common Stock	90,759	*

Christopher W. Gunner (5)	Common Stock	110,981	*

Chris Koeneman (6)	Common Stock	27,083	*

Surya R. Panditi (7)	Common Stock	247,067	2.0%

William Ingram	Common Stock	0	*

Richard T. Liebhaber (8)	Common Stock	43,750	*

Robert P. Schechter	Common Stock	0	*

James R. Swartz (9) c/o Accel Partners 428 University Avenue Palo Alto, CA 94301	Common Stock	323,348	2.5%

Henry Zannini (10)	Common Stock	84,375	*

All Executive Officers and Directors as a Group (10 persons) (11)	Common Stock	1,251,761	9.5%

Five Percent (5%) Stockholder

CCM Master Fund, Ltd. (12) One North Wacker Drive, Suite 4725 Chicago, IL 60606	Common Stock	874,907	6.9%

*	Less than one percent of the outstanding Common Stock.

(1)	The number of shares beneficially owned by each stockholder is determined in accordance with the rules of the SEC and are not necessarily indicative of beneficial ownership for any other purpose. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of March 29, 2004 are deemed outstanding for computing the percentage of the person or entity holding such securities, but are not deemed outstanding for computing the percentage of any other person or entity.

(2)	Percentage of beneficial ownership is based on 12,651,864 shares of Common Stock outstanding as of March 29, 2004.

(3)	Includes 792 shares held in trust for Mr. Kaufman’s children and 289,083 shares issuable upon exercise of options within 60 days of March 29, 2004.

(4)	Includes 5,000 shares which are subject to forfeiture and restrictions in accordance with a vesting schedule (on April 12, 2004, 1,250 of these shares vested and 500 were surrendered to satisfy tax withholding obligations) and 85,759 shares issuable upon exercise of options within 60 days of March 29, 2004.

(5)	Includes 74,093 shares issuable upon exercise of options within 60 days of March 29, 2004.

(6)	Includes 27,083 shares issuable upon exercise of options within 60 days of March 29, 2004.

(7)	Includes 10,000 shares held by Mr. Panditi’s wife, 2,500 shares held in trust for Mr. Panditi’s daughter, 3,125 shares held by the Panditi Family GST Trust 2000, 9,375 shares held by the Surya Panditi GRAT 2002, and 41,030 shares issuable upon exercise of options within 60 days of March 29, 2004.

(8)	Consists of 25,000 shares held in a living trust for Mr. Liebhaber’s estate or his wife and 18,750 shares issuable upon exercise of options within 60 days of March 29, 2004

(9)	Consists of 84,590 shares held by Accel V L.P., 11,334 shares held by Accel Internet/Strategic Technology Fund L.P., 1,679 shares held by Accel Keiretsu V L.P., 5,037 shares held by Accel Investors ‘96 L.P., 62,757 shares held by Homestake Partners L.P. and 18,750 shares issuable upon exercise of options within 60 days of March 29, 2004. Accel V Associates L.L.C. is the general partner of Accel V L.P. Accel Internet/Strategic Technology Fund Associates L.L.C. is the general partner of Accel Internet/Strategic Technology Fund L.P. Accel Keiretsu V Associates L.L.C. is the general partner of Accel Keiretsu V L.P. Mr. Swartz is a general partner of Accel Investors ‘96 L.P. and Accel Partners and a managing member of Accel V Associates L.P., Accel Internet/Strategic Technology Fund Associates L.L.C. and Accel Keiretsu V Associates LLC. Mr. Swartz disclaims beneficial ownership of the shares owned by the Accel entities except to the extent of his pecuniary interest therein, Mr. Swartz disclaims beneficial ownership of the shares held by Homestake Partners L.P. except to the extent of his pecuniary interest therein.

(10)	Includes 8,125 shares issuable upon exercise of options within 60 days of March 29, 2004.

(11)	All current directors, nominees and executive officers as a group hold options to purchase 562,673 shares of common stock which may be exercised within 60 days of March 29, 2004.

(12)	According to the Amended Schedule 13G filed with the SEC dated February 12, 2004, Coghill Capital Management L.L.C. is an entity which serves as the investment manager of CCM Master Fund, Ltd. and has shared voting and investment power over the shares held by CCM Master Fund, Ltd. Clint D. Coghill, as the managing member of Coghill Capital Management, L.L.C. shares the investment and voting power over shares beneficially owned by Coghill Capital Management, L.L.C. Except for CCM Master Fund, Ltd., each of the reporting persons disclaims beneficial ownership except to the extent of their pecuniary interest therein.

COMPENSATION AND OTHER INFORMATION

CONCERNING DIRECTORS AND OFFICERS

Executive Compensation Summary

The following table sets forth for the fiscal years ended December 31, 2003, 2002, and 2001, the annual and long-term compensation of each of (i) the Company’s Chief Executive Officer and (ii) the Company’s most highly compensated executive officers who received annual compensation in excess of $100,000 (collectively with the Chief Executive Officer, the “named executive officers”).

SUMMARY COMPENSATION TABLE

	Annual Compensation(1)								Long-Term Compensation Awards
Name and Principal Position	Year	Salary($)			Bonus($)(2)		Other Annual Compensation($)		Restricted Stock Award(s)($)			Securities Underlying Options/ SARs(3)
Steven B. Kaufman President, Chief Executive Officer and Director	2003 2002 2001	$ $ $	278,111 256,765 274,111		$ $ $	232,588 27,046 41,390	— — —		$	— — 198,085	(4)(6)	150,000 318,780 125,001	(5) (5)

Paul F. Brauneis Chief Financial Officer, Senior Vice President of Finance and Administration, and Treasurer	2003 2002 2001	$ $ $	174,007 171,236 180,856		$ $ $	138,371 23,293 26,816	— — —		$	— — 37,950	(4)	40,000 67,124 18,750	(7) (7)

Christopher W. Gunner Senior Vice President of Research and Development	2003 2002 2001	$ $ $	170,867 171,236 178,936		$ $ $	110,778 19,351 13,207	— — —		$	— — 37,950	(4)	30,000 74,624 18,750	(8) (8)

Chris Koeneman Senior Vice President, Sales & Service	2003		$222,178	(9)		$39,375	$62,030	(10)		—		100,000

(1)	Excludes perquisites and other personal benefits, the aggregate annual amount of which for each officer was less than the lesser of $50,000 or 10% of the total salary and bonus reported.

(2)	Bonuses are reported in the year earned, even if actually paid in a subsequent year. For fiscal years 2002 and 2003, includes amounts received in connection with the Company’s VPP and EIP, as described in more detail on p. 12 of this Proxy Statement in the Compensation Committee Report on Executive Compensation.

(3)	Options listed below were awarded under the Company’s 1997 Stock Incentive Plan and/or the 2000 Plan.

(4)

Granted pursuant to the Company’s option exchange program and based on the fair market value at October 30, 2001 ($9.20 per share as quoted in the Nasdaq National Market). On October 30, 2001 pursuant to the terms and conditions of the option exchange program, Mr. Kaufman was granted 21,531 shares of restricted stock, Mr. Brauneis was granted 4,125 shares of restricted stock and Mr. Gunner was granted 4,125 shares of restricted stock. Fifty percent (50%) of the shares of restricted stock received by each named executive officer vested one year after the date of grant. Thereafter, the shares of restricted stock vested in four equal three-month installments. As of December 31, 2003, Mr. Kaufman held 10,766 shares of restricted stock valued at $85,590 (based on a fair market value of $7.95 per share as quoted on the Nasdaq National

Market), Mr. Brauneis held 2,062 shares of restricted stock valued at $16,393 (based on a fair market value of $7.95 per share as quoted on the Nasdaq National Market) and Mr. Gunner held 2,062 shares of restricted stock valued at $16,393 (based on a fair market value of $7.95 per share as quoted on the Nasdaq National Market). As to these shares of restricted stock, each named executive officer is entitled to receive any dividends Avici may pay on its Common Stock.

(5)	Mr. Kaufman accepted the Company’s offer to exchange a portion of his outstanding stock options and tendered such options in exchange for (i) restricted stock, which was granted on October 30, 2001, and (ii) options to purchase a lesser number of shares, which were granted on May 1, 2002, resulting in the cancellation of 100,000 of the 125,001 options previously granted in 2001 and all of the options previously granted in 2000. The Company granted to Mr. Kaufman 193,780 new options on May 1, 2002, at an exercise price equal to $7.68, pursuant to the option exchange program.

(6)	As of December 31, 2003, Mr. Kaufman held 25,000 shares of Common Stock, which were granted by Avici to Mr. Kaufman on July 27, 2000 and were fully vested on July 26, 2001. As of December 31, 2003, the value of these shares of Common Stock held by Mr. Kaufman was less than the purchase price paid per share based on the fair market value at December 31, 2003 ($7.95 per share as quoted on the Nasdaq National Market). Mr. Kaufman’s purchase of these shares was financed by an interest-free, partial recourse loan from the Company in the amount of $2,500,000. The loan is secured by the restricted securities, has a maturity of 10 years and is to be repaid from the proceeds of the sale of the related restricted securities if such sale precedes the maturity date. The full amount of the loan is outstanding at March 29, 2004.

(7)	Mr. Brauneis accepted the Company’s offer to exchange a portion of his outstanding stock options and tendered such options in exchange for (i) restricted stock, which was granted on October 30, 2001 and (ii) options to purchase a lesser number of shares which were granted on May 1, 2002, resulting in the cancellation of all of the options previously granted in 2001 and 25,000 of the 56,250 options previously granted in 2000. The Company granted to Mr. Brauneis 37,124 new options on May 1, 2002, at an exercise price equal to $7.68, pursuant to the option exchange program.

(8)	Mr. Gunner accepted the Company’s offer to exchange a portion of his outstanding stock options and tendered such options in exchange for (i) restricted stock, which was granted on October 30, 2001 and (ii) options to purchase a lesser number of shares which were granted on May 1, 2002, resulting in the cancellation of all of the options previously granted in 2001 and 25,000 of the 31,252 options previously granted in 2000. The Company granted to Mr. Gunner 37,124 new options on May 1, 2002, at an exercise price equal to $7.68, pursuant to the option exchange program.

(9)	Represents compensation Mr. Koeneman received in fiscal 2003, including $156,378 in base salary (reflecting an annual base salary of $175,000) and a sales commission of $65,800. Mr. Koeneman joined Avici in April 2003.

(10)	Represents reimbursements of relocation expenses.

Option Grants in Last Fiscal Year

The following table sets forth grants of stock options pursuant to the Company’s 2000 Plan during the fiscal year ended December 31, 2003 to the named executive officers who are listed in the Summary Compensation Table above:

OPTION/SAR GRANTS IN LAST FISCAL YEAR(1)

	Individual Grants (2)					Potential Realizable Value At Assumed Annual Rates Of Stock Price Appreciation For Option Term (4)
Name	Number Of Securities Underlying Options/SARs Granted(#)		Percent Of Total Options/SARs Granted To Employees In Fiscal Year(3)	Exercise Or Base Price ($/Sh)	Expiration Date	5%($)	10%($)
Steven B. Kaufman	150,000	(5)	13.93%	$3.49	3/24/13	$329,466	$834,674
Paul F. Brauneis	40,000	(5)	3.72%	$3.49	3/24/13	$87,852	$222,580
Christopher W. Gunner	30,000	(5)	2.79%	$3.49	3/24/13	$65,889	$166,935
Chris Koeneman	100,000	(6)	9.29%	$4.04	4/7/13	$254,073	$643,872

(1)	No stock appreciation rights (“SARs”) were granted by the Company in the fiscal year ended December 31, 2003.

(2)	Stock options were granted under the Company’s 2000 Plan at an exercise price equal to the fair market value of the Company’s Common Stock on the date of grant. Unless otherwise noted, the options have a term of ten years from the date of grant.

(3)	Based on an aggregate of 1,076,550 options granted by the Company to employees during the fiscal year ended December 31, 2003.

(4)	Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) on the market value of the Company’s Common Stock on the date of option grant over the term of the options. These numbers are calculated based on rules promulgated by the SEC and do not reflect the Company’s estimate of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercise and the future performance of the Company’s Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individuals.

(5)	This option vests in forty-eight equal monthly installments beginning on April 24, 2003 and ending on March 24, 2007.

(6)	25% of these options vest on April 7, 2004 and the remainder of these options vest in equal monthly installments beginning on May 7, 2004 and ending on April 7, 2007.

Option Exercises and Fiscal Year-End Values

The following table sets forth information with respect to options to purchase the Company’s Common Stock granted under the Company’s 1997 Stock Incentive Plan and the 2000 Plan to the named executive officers who are listed in the Summary Compensation Table above, including (i) the number of shares of Common Stock purchased upon exercise of options in the fiscal year ended December 31, 2003; (ii) the net value realized upon such exercise; (iii) the number of unexercised options outstanding at December 31, 2003; and (iv) the value of such unexercised options at December 31, 2003:

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL

YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

	Shares Acquired On Exercise (#)	Value Realized ($)	Number Of Securities Underlying Unexercised Options At December 31, 2003 (#)		Value Of Unexercised In-The- Money Options At December 31, 2003 ($)(1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Steven B. Kaufman	0	0	242,857	250,923	$184,415	$585,656
Paul F. Brauneis	0	0	73,947	64,427	$44,550	$155,573
Christopher W. Gunner	0	0	63,062	60,312	$47,225	$121,099
Chris Koeneman	0	0	0	100,000	$0	$391,000

(1)	Value is based on the difference between the option exercise price and the fair market value at December 31, 2003, the fiscal year-end (the closing price of $7.95 per share on December 31, 2003 as quoted on the Nasdaq National Market), multiplied by the number of shares underlying the option.

Equity Compensation Plan Information

The following table provides information about the Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company’s existing equity compensation plans as of December 31, 2003, including the 1997 Stock Incentive Plan, the 2000 Plan, the 2000 Nonemployee Director Stock Option Plan and the 2000 Employee Stock Purchase Plan. The numbers reflected below do not include the number of additional shares to be available pursuant to the proposed amendment to the 2000 Plan as the availability of those shares are contingent on stockholder approval at the Annual Meeting.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	3,301,912	$9.792	(2)	846,993	(3)
Equity compensation not approved by security holders (4)(5)	237,500	$112.30		N/A

Total	3,539,412	$16.67	(2)	846,993

(1)	Consists of the 1997 Stock Incentive Plan, the 2000 Plan, the 2000 Nonemployee Director Stock Option Plan and the 2000 Employee Stock Purchase Plan.

(2)	Excludes the weighted average exercise price for shares to be issued under the 2000 Employee Stock Purchase Plan because the weighted average exercise price cannot be determined. Eligible employees may purchase Common Stock at a price equal to 85% of the lower of the fair market value of the Common Stock (i) at the beginning of the offering period or (ii) at the end of the purchase period, whichever is lower, with the option price at the beginning of the first offering period equal to 85% of the initial public offering price. Participation is limited to 10% of the employees’ eligible compensation, not to exceed $25,000 per calendar year or amounts allowed by the Internal Revenue Code.
(3)	Of these shares, 612,955 shares remained available for grant under the 2000 Plan, 97,500 shares remained available for grant under the 2000 Nonemployee Director Stock Option Plan and 136,538 shares remained available for grant under the 2000 Employee Stock Purchase Plan as of December 31, 2003. No further grants may be made under the 1997 Stock Incentive Plan. On January 1 of each year, commencing with January 1, 2001, the aggregate number of shares available for grant under the 2000 Nonemployee Director Stock Option Plan will automatically increase by the number of shares necessary to cause the total number of shares then available for grant to be 100,000 shares. On January 1 of each year, commencing with January 1, 2001, the aggregate number of shares available for grant under the 2000 Nonemployee Director Stock Option Plan will automatically increase by the number of shares necessary to cause the total number of shares then available for grant to be 187,500 shares.

(4)	On August 2, 2000 and December 21, 2000, we issued to a customer warrants to purchase shares of Common Stock outside of the 1997 Stock Incentive Plan, the 2000 Plan, the 2000 Nonemployee Director Stock Option Plan and the 2000 Employee Stock Purchase Plan (collectively, the “Company Plans”), all of which are approved by the stockholders. Such issuances were not granted pursuant to a formal equity compensation plan approved by the Board of Directors, but instead, each grant was an individual equity compensation arrangement, authorized by the Board of Directors and granted as compensation for goods and services. All such grants were pursuant to similar form warrants. There were a total of two such grants, each with terms of five years from the date of issuance, to purchase a total of 25,000 and 212,500 shares of our Common Stock, respectively. The exercise prices are $124.00 and $110.92 per share, respectively. Both warrants are nonforfeitable and fully exercisable.

(5)	Does not include warrants to purchase 800,000 shares of Common Stock we issued to a strategic partner on January 7, 2004 outside of the Company Plans. These warrants were not granted pursuant to a formal equity compensation plan approved by the Board of Directors, but were instead granted as an individual equity compensation arrangement in connection with the execution of a strategic partnership agreement and authorized by the Board of Directors. The warrant is nonforfeitable, has a term of approximately seven years from the date of issuance and is exercisable after seven years. The right to exercise the warrant may be accelerated if the partner achieves certain performance milestones. The exercise price is $8.03 per share.

Change in Control Agreements

Our offer letter to Paul F. Brauneis provides that, upon a change in control of Avici, Mr. Brauneis will receive twelve months accelerated vesting of his options. If Mr. Brauneis is terminated without cause or, in connection with a change in control, is terminated or suffers a reduction in responsibility, position or compensation, he also will receive six months accelerated vesting of his options as well as six months continuation of his salary and benefits. Our offer letter to Steven B. Kaufman provides that, upon a change in control of Avici, Mr. Kaufman will receive accelerated vesting of 50% of all of his remaining unvested options. If Mr. Kaufman is terminated without cause or suffers a significant reduction in responsibility, position or compensation in connection with a change of control, he also will receive twelve months continuation of his salary and benefits and accelerated vesting of all of his options. Our offer letter to Chris Koeneman provides that, upon a change in control of Avici, Mr. Koeneman will receive accelerated vesting of 50% of all of his remaining unvested options. If Mr. Koeneman is terminated without cause or, if in the event of a change of control, suffers a significant reduction in responsibility, position or compensation, he also will receive six months continuation of his salary and benefits and accelerated vesting of all of his options.

Stock Performance Graph

The following graph shows the forty-one-month cumulative total stockholder return on the Company’s Common Stock during the period from July 28, 2000 (the date of the Company’s initial public offering) through December 31, 2003, with the cumulative total return on the Nasdaq Stock Market (U.S.) Index and the Nasdaq Telecommunications Index. The comparison assumes $100 was invested on July 28, 2000 in the Company’s Common Stock and in each of the foregoing indices and assumes reinvestment of dividends, if any.

COMPARISION OF 41 MONTH CUMULATIVE TOTAL RETURN

AMONG AVICI SYSTEMS INC., THE NASDAQ STOCK MARKET (U.S.) INDEX

AND THE NASDAQ TELECOMMUNICATIONS INDEX

Notes:

A.	The lines represent monthly index levels derived from compounded daily returns that include all dividends.

B.	If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

C.	The Index level for all series was set to 100.0 on July 28, 2000.

(1)	The stock price performance shown on the graph is not necessarily indicative of future price performance. Information used on the graph was obtained from the Center for Research in Security Prices, Chicago, Illinois, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

PROPOSAL TO AMEND THE AMENDED 2000 STOCK OPTION AND INCENTIVE PLAN

Proposed Amendment

The Company’s 1997 Stock Incentive Plan (the “1997 Plan”) and the 2000 Plan provide for the issuance of options and other rights to acquire shares of Common Stock of the Company. The number of shares initially available for grant under the 2000 Plan was equal to the number of shares authorized under the 1997 Plan and (i) not issued as of the date of the Company’s initial public offering and/or (ii) subject to options outstanding prior to the initial public offering but subsequently terminated or forfeited. No further grants are permitted to be made under the 1997 Plan. Additionally, in May 2001, the Company’s stockholders approved an amendment to the 2000 Plan increasing the number of shares available for issuance by 1,250,000 shares (on a post-split basis after giving effect to the reverse stock split of the Company’s Common Stock in November 2002). As of March 29, 2004, 477,302 shares remained available under the 2000 Plan. The Board of Directors has approved and recommended to the stockholders that they approve an amendment to increase the number of shares authorized for issuance under the 2000 Plan by 1,250,000 shares.

The Company’s management relies on stock options as an essential part of the compensation packages necessary for the Company to attract and retain experienced officers and employees. The Board of Directors of the Company believes that the proposed increase in the number of shares available under the 2000 Plan is essential to permit the Company’s management to continue to provide long-term, equity-based incentives to present and future key employees competitive with the equity awards provided by our competitors. The Board of Directors believes that equity awards are essential in encouraging employee loyalty and in aligning the interests of our employees with our stockholders.

If the increase in the number of shares authorized for issuance under the 2000 Plan is not approved, the Company may become unable to provide suitable long-term equity based incentives to present and future employees. The Company has not at the present time determined who will receive the remaining shares of Common Stock available for issuance under the 2000 Plan, or the additional shares of Common Stock that will be authorized for issuance under the 2000 Plan if the proposed amendment to the 2000 Plan is approved, or how they will be allocated.

Description of the 2000 Stock Option and Incentive Plan

The purpose of the 2000 Plan is to provide incentives to officers, directors and other employees of the Company and any present or future subsidiaries (collectively, “Related Corporations”) by providing them with opportunities to purchase stock of the Company pursuant to options which qualify as incentive stock options (“ISO” or “ISOs”) as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The text of the 2000 Plan, amended as proposed above, is attached as Appendix E to this Proxy Statement. The 2000 Plan also provides for the issuance to consultants, employees, officers and directors of the Company and Related Corporations of options which do not qualify as ISOs (“Non-Qualified Option” or “Non-Qualified Options”). Awards of stock of the Company (“Awards”) and the opportunity to make direct stock purchases of shares of the Company (“Purchases”) may also be granted to consultants, employees, officers and directors of the Company. ISOs, Non-Qualified Options, Awards and Purchases are sometimes referred to collectively as “Stock Rights” and ISOs and Non-Qualified Options are sometimes referred to collectively as “Options.” On March 29, 2004, the closing price of the Company’s Common Stock on the Nasdaq National Market was $13.72.

Administration. The 2000 Plan is administered by the Compensation Committee of the Board of Directors of the Company (the “Committee”), which consists of two directors. Subject to the terms of the 2000 Plan, the Committee has the authority to determine the persons to whom Stock Rights shall be granted (subject to certain eligibility requirements for grants of ISOs) and to interpret provisions of the Plan, including but not limited to, the terms of the Stock Rights granted, including (a) the number of shares subject to each grant, (b) when the Stock Right becomes exercisable, (c) the per share exercise or purchase price, (d) the duration of the Stock Right, (e) the time, manner and form of payment upon the exercise of a Stock Right and (f) other terms and provisions governing the Stock Rights. The interpretation and construction by the Committee of any provision of the 2000 Plan or of any Stock Right granted under the 2000 Plan shall be final unless otherwise determined by the Board of Directors.

Eligible Participants. Subject to certain limitations, ISOs under the 2000 Plan may be granted to any employee of the Company. For any ISO optionee, the aggregate fair market value (determined on the date of grant of an ISO) of Common Stock to be received by such optionee (under all stock option plans of the Company) pursuant to an ISO if such optionee exercises options at the earliest possible date cannot exceed $100,000 in any calendar year; any portion of an ISO grant that exceeds such $100,000 limit will be treated for tax purposes as a Non-Qualified Option. Additionally, the 2000 Plan currently provides that no participant may be granted Awards during any one fiscal year to purchase more than 500,000 shares of Common Stock. Non-Qualified Options, Awards and Purchases may be granted to any director, officer, employee or consultant of the Company. As of March 29, 2004, there were approximately 205 officers and employees of Related Corporations that were eligible to participate in the 2000 Plan.

Granting of Stock Rights, Prices and Duration. Stock Rights may be granted under the 2000 Plan at any time prior to May 3, 2010. Pursuant to the 2000 Plan, the Committee shall establish the purchase price or exercise price of any Stock Rights granted under the Plan. ISOs cannot be granted at prices less than the fair market value of the Common Stock on the date of grant as determined in good faith by the Board of Directors (or less than 110% of the fair market value in the case of ISOs granted to an employee or officer holding 10% or more of the voting stock of the Company). The exercise price per share of Non-Qualified Options granted under the 2000 Plan cannot be less than the minimum legal consideration required under applicable state law. Options granted under the 2000 Plan shall expire on the date specified by the Committee, but in no event will an ISO be exercisable after 10 years from the date of grant (or after 5 years from the date of grant in the case of an ISO granted to an employee or officer holding 10% or more of the voting stock of the Company).

Exercise of Options. Each Option granted under the 2000 Plan shall become exercisable in such installments as the Committee may specify. In general, options granted pursuant to the 2000 Plan must be exercised within ten years of the original grant date and become exercisable over a period of four years as follows: 25% on the one-year anniversary of the date of the grant, and the remainder in equal monthly installments for the next 36 months. The maximum number of shares with respect to which options, awards or purchase rights may be granted to any employee under the 2000 Plan shall not exceed 500,000 shares of Common Stock during any fiscal year. Payment for exercise of an Option under the 2000 Plan may be made by check or, if authorized by the Committee in its discretion, in full or in part by a promissory note of the optionee to the Company (and delivery to the Company of a check in an amount equal to the par value of the shares purchased), by tendering shares of Common Stock of the Company or by delivery to the Company of an irrevocable and unconditional undertaking by a creditworthy broker or a copy of instructions to a creditworthy broker to deliver to the Company cash or a check sufficient to pay the exercise price.

Non-Assignability of Options. Unless otherwise permitted by the Board of Directors, only the optionee may exercise an Option and no assignment or transfers are permitted except by will or by the laws of descent and distribution.

Miscellaneous. Option holders are protected against dilution in the event of a stock dividend, recapitalization, stock split, merger or similar transaction. The Board of Directors may from time to time adopt amendments, certain of which are subject to shareholder approval, and may terminate the 2000 Plan at any time (although such action shall not affect options previously granted). Any shares that are subject to an Option which for any reason expires or terminates unexercised remain available for option grants under the 2000 Plan. Unless terminated sooner, the 2000 Plan will terminate on May 3, 2010.

Federal Income Tax Consequences

Incentive Stock Options. The following general rules are applicable under current Federal income tax law to ISOs under the 2000 Plan:

1.	In general, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to him or her upon the exercise of the ISO, and no corresponding tax deduction is allowed to the Company upon either grant or exercise of an ISO.

2.	If shares acquired upon exercise of an ISO are not disposed of within (i) two years following the date the option was granted or (ii) one year following the date the shares are issued to the optionee pursuant to the ISO exercise (the “Holding Periods”), the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as capital gain or loss to the optionee.

3.	If shares acquired upon exercise of an ISO are disposed of before the Holding Periods are satisfied (a “Disqualifying Disposition”), then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price or (ii) the actual gain on disposition will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

4.	In any year that an optionee recognizes compensation income as the result of a Disqualifying Disposition of stock acquired by exercising an ISO, the Company generally should be entitled to a corresponding deduction for Federal income tax purposes.

5.	Any excess of the amount realized by the optionee as the result of a Disqualifying Disposition over the sum of (i) the exercise price and (ii) the amount of ordinary income recognized under the above rules will be treated as capital gain.

6.	Capital gain or loss recognized by an optionee upon a disposition of shares will be long-term capital gain or loss if the optionee’s holding period for the shares exceeds one year.

7.	An optionee may be entitled to exercise an ISO by delivering shares of the Company’s Common Stock to the Company in payment of the exercise price, if the optionee’s ISO agreement so provides. If an optionee exercises an ISO in such fashion, special rules will apply.

8.

In addition to the tax consequences described above, the exercise of an ISO may result in additional tax liability to the optionee under the alternative minimum tax rules. The Code provides that an alternative minimum tax (at a maximum rate of 28%) will be applied against a taxable base which is equal to “alternative minimum taxable income,” reduced by a statutory exemption. In general, the amount by which the value of the Common Stock received upon exercise of the ISO exceeds the exercise price is included in the optionee’s alternative minimum taxable income. A taxpayer is required to pay the higher of his or her regular tax liability or the alternative minimum tax. A taxpayer that pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his or her regular tax liability in later years.

9.	Special rules apply if the stock acquired is subject to vesting, or is subject to certain restrictions on resale under Federal securities laws applicable to directors, officers or 10% stockholders.

Non-Qualified Options. The following general rules are applicable under current Federal income tax law to Non-Qualified Options under the 2000 Plan:

1.	The optionee generally does not realize any taxable income upon the grant of a Non-Qualified Option, and the Company is not allowed a business expense deduction by reason of such grant.

2.	The optionee generally will recognize ordinary compensation income at the time of exercise of a Non-Qualified Option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price.

3.	When the optionee sells the shares acquired pursuant to exercising a Non-Qualified Option, he or she generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (generally, the exercise price plus the amount taxed to the optionee as compensation income). If the optionee’s holding period for the shares exceeds one year, such gain or loss will be a long-term capital gain or loss.

4.	The Company generally should be entitled to a corresponding tax deduction for Federal income tax purposes when compensation income is recognized by the optionee.

5.	An optionee may be entitled to exercise a Non-Qualified Option by delivering shares of the Company’s Common Stock to the Company in payment of the exercise price. If an optionee exercises a Non-Qualified Option in such fashion, special rules will apply.

6.	Special rules apply if the stock acquired is subject to vesting, or is subject to certain restrictions on resale under Federal securities laws applicable to directors, officers or 10% stockholders.

Awards and Purchases. The following general rules are applicable under current Federal income tax law to the grant of Awards and Purchases under the 2000 Plan:

1.	Persons receiving Common Stock pursuant to an Award or Purchase generally will recognize compensation income equal to the fair market value of the shares received, reduced by any purchase price paid.

2.	The Company generally should be entitled to a corresponding deduction for Federal income tax purposes when such person recognizes compensation income. When such Common Stock is sold, the seller generally will recognize capital gain or loss equal to the difference between the amount realized upon the sale and the seller’s tax basis in the Common Stock (generally, the amount that the seller paid for such stock plus the amount taxed to the seller as compensation income).

3.	Special rules apply if the stock acquired pursuant to an Award or Purchase is subject to vesting, or is subject to certain restrictions on resale under Federal securities laws applicable to directors, officers or 10% stockholders.

The approval of a majority of the voting power of the shares represented in person or by proxy at the Annually Meeting with authority to vote on such mater (provided a quorum is represented) is required for the approval of the proposal to amend the 2000 Plan.

The Board of Directors recommends a vote “FOR” the approval of the proposal to amend the 2000 Plan.

RATIFICATION OF SELECTION OF AUDITORS

The Audit Committee of the Board of Directors has selected the firm of Ernst & Young LLP, independent certified public auditors, to serve as auditors for the fiscal year ending December 31, 2004. Ernst & Young LLP performed the annual audit for the Company for 2002 and 2003. A member of the firm will be present at the Annual Meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions. Stockholder ratification of the Company’s independent auditors is not required under Delaware law or under the Company’s Fourth Restated Certificate of Incorporation or its Amended and Restated By-Laws. If our stockholders do not ratify the selection of Ernst & Young LLP as the Company’s independent auditors for the current fiscal year ended December 31, 2004, the Audit Committee will evaluate what would be in the best interests of the Company and its stockholders and consider whether to select new independent auditors for the current fiscal year or for future fiscal years. The section Report of the Audit Committee on page 14 of this Proxy Statement sets forth information regarding services performed by, and fees paid to, Ernst & Young LLP during the fiscal year ended December 31, 2003.

The Board of Directors recommends a vote “FOR” ratification of this selection.

VOTING PROCEDURES

The presence, in person or by proxy, of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. An automated system administered by the Company’s transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Shares represented by proxies pursuant to which votes have been withheld from any nominee for director, or which contain one or more abstentions or broker “non-votes,” are counted as present for purposes of determining the presence or absence of a quorum for the Annual Meeting. A “non-vote” occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

Election of Directors. Directors are elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting. The two nominees receiving the highest number of affirmative votes of the shares present or represented and voting on the election of the directors at the Annual Meeting will be elected as the Class I Directors for a three-year term. Shares represented by proxies received by the Board of Directors and not so marked as to withhold authority to vote for the nominees will be voted for the election of the nominees. If a stockholder properly withholds authority to vote for any nominee, such stockholder’s shares will not be counted toward such nominee’s achievement of a plurality.

Proposal 2. With respect to the proposed amendment of the 2000 Plan, the affirmative vote of the majority of the shares present, in person or represented by proxy, and voting on the matter is required for approval (provided a quorum is represented). The Delaware courts have interpreted “abstention” to mean the voluntary decision not to vote. Thus, shares subject to abstentions and shares subject to broker “non-votes” are not considered to have been voted for or against this matter and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

Other Matters. For all other matters being submitted to the stockholders at the Annual Meeting, the affirmative vote of the majority of shares present, in person or represented by proxy, and voting on that matter is required for approval provided a quorum is represented. Abstentions are included in the number of shares present or represented and voting on each matter, but are not considered voted for or against such matter. Accordingly, neither abstentions nor broker “non-votes” are considered voted for or against the particular matter and have the effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated. If any other matter not discussed in this Proxy Statement should be presented at the Annual Meeting upon which a vote may be properly taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for inclusion in the Proxy Statement to be furnished to all stockholders entitled to vote at the 2005 Annual Meeting of Stockholders pursuant to SEC Rule 14a–8 must be received at the Company’s principal executive offices not later than December 24, 2004. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholder proposals and must satisfy the notice procedures for stockholder proposals set forth in the Company’s Amended and Restated Bylaws.

The Company’s Amended and Restated Bylaws require that for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely written notice thereof, containing the information required by the Company’s Amended and Restated Bylaws, to the Secretary of the Company. To be timely, a stockholder’s notice containing the information required by the Company’s Amended and Restated Bylaws must be delivered to the Secretary at the principal executive offices of the Company at least 120 days, but not more than 150 days, prior to the first anniversary of the date of the proxy statement delivered to stockholders in connection with the preceding year’s annual meeting. However, if the annual meeting is more than 30 days before or 60 days after such anniversary date or if no proxy statement was delivered to stockholders in connection with the preceding year’s annual meeting, stockholders must give written notice not more than 90 days prior to such annual meeting and not less than the later of 60 days prior to such annual meeting and 10 days after the Company makes the first public announcement of the date of such meeting. In order to curtail controversy as to the date upon which such written notice is received by the Company, it is suggested that such notice be submitted by Certified Mail, Return Receipt Requested.

INCORPORATION BY REFERENCE

To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act or the Exchange Act, the sections of the Proxy Statement entitled “Compensation Committee Report on Executive Compensation,” “Audit Committee Report” and “Stock Performance Graph” shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

EXPENSES AND SOLICITATION

All costs of solicitation of proxies will be borne by the Company. The Company has engaged Georgeson Shareholder Services to solicit proxies on its behalf in connection with the Annual Meeting for a fee of approximately $10,000 plus reimbursement of expenses. In addition to solicitations by mail, certain of the Company’s directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, facsimile and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company or by certain outside proxy solicitation services may also be made of some stockholders in person or by mail, telephone or facsimile following the original solicitation.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and holders of more than 10% of the Company’s Common Stock (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Such persons are required by regulations of the SEC to furnish the Company with copies of all such filings. Based solely on its review of the copies of such filings received by it with respect to the fiscal year ended December 31, 2003 and written representations from certain Reporting Persons, the Company believes that all Reporting Persons complied with all Section 16(a) filing requirements in the fiscal year ended December 31, 2003.

HOUSEHOLDING

Our Annual Report, including audited financial statements for the fiscal year ended December 31, 2003, is being mailed to you along with this Proxy Statement. In order to reduce printing and postage costs, ADP Investor Communication Services has undertaken an effort to deliver only one Annual Report and one Proxy Statement to multiple shareholders sharing an address. This delivery method, called “householding,” is not being used, however, if ADP has received contrary instructions from one or more of the shareholders sharing an address. If your household has received only one Annual Report and one Proxy Statement, Avici Systems Inc. will deliver promptly a separate copy of the Annual Report and the Proxy Statement to any shareholder who sends a written request to Avici Systems Inc., 101 Billerica Avenue, North Billerica, MA 01862, Attention: Investor Relations, or calls Investor Relations, at 978-964-2000, with such a request.

You can also notify ADP that you would like to receive separate copies of Avici System Inc.’s Annual Report and Proxy Statement in the future by writing or calling your bank or broker. Even if your household has received only one Annual Report and one Proxy Statement, a separate proxy card should have been provided for each shareholder account. Each proxy card should be signed, dated, and returned in the enclosed self-addressed postage-prepaid envelope. If your household has received multiple copies of Avici System Inc.’s Annual Report and Proxy Statement, you can request the delivery of single copies in the future by completing the enclosed consent, if applicable, or writing or calling ADP directly.

ADDITIONAL INFORMATION

The Company’s Annual Report does not include all Exhibits to the Form 10-K filed with the SEC. These Exhibits, along with additional copies of our Form 10-K, are available from us without charge upon request. Please contact: Inna Vyadro, Director of Investor Relations, Avici Systems Inc., 101 Billerica Avenue, North Billerica, MA 01862 or ivyadro@avici.com.

Appendix A

AVICI SYSTEMS INC.

Audit Committee Charter

A.	PURPOSE AND SCOPE

The primary function of the Audit Committee (the “Committee”) is to (a) assist the Board of Directors in fulfilling its responsibilities by reviewing: (i) the financial reports provided by Avici Systems Inc. (the “Corporation”) to the Securities and Exchange Commission (“SEC”), the Corporation’s shareholders or to the general public, and (ii) the Corporation’s internal financial and accounting controls, (b) oversee the compensation and engagement of and work performed by any independent public accountants, (c) recommend, establish and monitor procedures designed to improve the quality and reliability of the disclosure of the Corporation’s financial condition and results of operations, (d) establish procedures designed to facilitate (i) the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and (ii) the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters, (e) engage advisors as necessary and (f) distribute relevant funding provided by the Corporation.

B.	COMPOSITION

The Committee shall be comprised of a minimum of three directors as appointed by the Board of Directors, who shall meet the independence and audit committee composition requirements promulgated by the SEC, the National Association of Securities Dealers, any exchange upon which securities of the Company are traded, or any governmental or regulatory body exercising authority over the Company (each a “Regulatory Body” and collectively, the “Regulatory Bodies”), as in effect from time to time, and each member of the Committee shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

All members of the Committee shall be able to read and understand fundamental financial statements, including a balance sheet, cash flow statement and income statement. At least one member of the Committee shall have had past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. At least one member of the Committee shall be an “audit committee financial expert” (as defined by the SEC).

To the extent permitted by the Regulatory Bodies, the Board may appoint one member (other than the Chairman of the Committee) who does not meet the independence requirements set forth above and who is not a current officer or employee of the Corporation or a family member of an officer or employee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required in the best interests of the Corporation and its shareholders and the member meets all other independence requirements. The Board shall disclose in the next proxy statement after such determination the nature of the relationship and the reasons for the determination.

The members of the Committee shall be elected by the Board of Directors at the meeting of the Board of Directors following each annual meeting of stockholders and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

The Committee shall meet on a regularly-scheduled basis at least four times per year or more frequently as circumstances dictate. The Committee shall meet at least quarterly with the independent auditor in separate executive sessions or provide the opportunity for full and frank discussion without members of senior management present.

The Committee shall establish its own schedule and rules of procedure. Meetings of the Committee may be held telephonically. A majority of the members of the Committee shall constitute a quorum sufficient for the taking of any action by Committee.

C.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

Document Review

1.	Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually (and update this Charter if and when appropriate).

2.	Review with representatives of management and representatives of the independent accounting firm the Corporation’s audited annual financial statements prior to their filing as part of the Annual Report on Form 10-K. After such review and discussion, the Committee shall recommend to the Board of Directors whether such audited financial statements should be published in the Corporation’s annual report on Form 10-K. The Committee shall also review the Corporation’s quarterly financial statements prior to their inclusion in the Corporation’s quarterly SEC filings on Form 10-Q.

3.	Take steps designed to ensure that the independent accounting firm reviews the Corporation’s interim financial statements prior to their inclusion in the Corporation’s quarterly reports on Form 10-Q.

Independent Accounting Firm

4.	The Committee shall be directly responsible for the selection, compensation and oversight of any independent accounting firms engaged by the Corporation for the purpose of preparing or issuing an audit report or related work. The Committee shall have the ultimate authority and responsibility to select, evaluate and, when warranted, replace such independent accounting firm.

5.	Resolve any disagreements between management and the independent accounting firm as to financial reporting matters.

6.	Determine funding necessary for compensation of any independent accounting firms and notify the Corporation of the anticipated funding needs of the Committee.

7.	Instruct the independent accounting firm that it should report directly to the Committee on matters pertaining to the work performed during its engagement and on matters required by applicable Regulatory Body rules and regulations.

8.	On an annual basis, receive from the independent accounting firm a formal written statement identifying all relationships between the independent accounting firm and the Corporation consistent with Independence Standards Board (“ISB”) Standard 1. The Committee shall actively engage in a dialogue with the independent accounting firm as to any disclosed relationships or services that may impact its independence. The Committee shall take appropriate action to oversee the independence of the independent accounting firm.

9.	On an annual basis, discuss with representatives of the independent accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) 61, as it may be modified or supplemented.

10.	Meet with the independent accounting firm prior to the audit to review the planning and staffing of the audit and consider whether or not to approve the auditing services proposed to be provided.

11.	Evaluate the performance of the independent accounting firm and consider the discharge of the independent accounting firm when circumstances warrant. The independent accounting firm shall be ultimately accountable to the Committee.

12.	Consider in advance whether or not to approve any non-audit services to be performed by the independent accounting firm required to be approved by the Committee pursuant to the rules and regulations of any applicable Regulatory Body.

Financial Reporting Processes

13.	In consultation with the independent accounting firm and management, review annually the adequacy of the Corporation’s internal financial and accounting controls.

14.	Require the Corporation’s chief executive officer and chief financial officer to submit prior to the filing of the Form 10-K or a Form 10-Q, a report dated no earlier than 10 days prior to the date of filing of the Form 10-K or Form 10-Q to the Committee evaluating the design and operation of Corporation’s internal financial and accounting controls, and disclosing (a) any significant deficiencies discovered in the design and operation of the internal controls which could adversely affect the Corporation’s ability to record, process, summarize, and report financial data; and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation’s internal controls. The Committee shall direct the actions to be taken and/or make recommendations to the Board of Directors of actions to be taken to the extent such report indicates the finding of any significant deficiencies in internal controls or fraud.

15.	Regularly review the Company’s critical accounting policies and accounting estimates resulting from the application of these policies and inquire at least annually of both the Corporation’s internal auditors and the independent accounting firm as to whether either has any concerns relative to the quality or aggressiveness of management’s accounting policies.

16.	Review and approve related-party transactions.

Compliance

17.	To the extent deemed necessary by the Committee, it shall have the authority to engage outside counsel, independent accounting consultants and/or other experts at the Corporation’s expense to review any matter under its responsibility.

18.	Determine funding necessary for ordinary administrative expenses of the Committee and for compensation of any outside advisors to be engaged by the Committee and notify the Corporation of anticipated funding needs of the Committee.

19.	Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

20.	Investigate any allegations that any officer or director of the Corporation, or any other person acting under the direction of any such person, took any action to fraudulently influence, coerce, manipulate, or mislead any independent public or certified accountant engaged in the performance of an audit of the financial statements of the Corporation for the purpose of rendering such financial statements materially misleading and, if such allegations prove to be correct, take or recommend to the Board of Directors appropriate disciplinary action.

Reporting

21.	Prepare, in accordance with the rules of the SEC as modified or supplemented from time to time, a written report of the audit committee to be included in the Corporation’s annual proxy statement for each annual meeting of stockholders.

22.	Instruct the Corporation’s management to disclose in its annual proxy statement for each annual meeting of stockholders, Form 10-K and Forms 10-Q the approval by the Committee of any non-audit services performed by the independent accounting firm, and review the substance of any such disclosure and the considerations relating to the compatibility of such services with maintaining the independence of the accounting firm.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

Appendix B

AVICI SYSTEMS INC.

Compensation Committee Charter

A.	PURPOSE AND SCOPE

The primary function of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Avici Systems Inc. (the “Corporation”) is to exercise the responsibilities and duties set forth below, including but not limited to (1) discharging the Board’s responsibilities relating to the compensation of the Corporation’s executives, (2) administering the Corporation’s incentive compensation and stock plans, and (3) producing an annual report on executive compensation for inclusion in the Corporation’s proxy statement in accordance with applicable rules and regulations. The Committee shall review and make recommendations to management on company-wide compensation programs and practices, take final action with respect to the individual salary, bonus and equity arrangements of the Corporation’s Chief Executive Officer and other senior executives reporting directly to the CEO, and recommend, subject to approval by the full Board, new equity-based plans and any material amendments thereto (including increases in the number of shares of Common Stock available for grant as options or otherwise thereunder) for which stockholder approval is required or desirable.

B.	COMPOSITION

The Committee shall have a minimum of two members. Each member of the Committee shall meet any and all independence requirements promulgated by the Securities and Exchange Commission, the National Association of Securities Dealers, any exchange upon which securities of the Corporation are traded, or any governmental or regulatory body exercising authority over the Corporation (each a “Regulatory Body”), and each member of the Committee shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. To the extent permitted by the Regulatory Bodies, the Board may appoint one member (other than the Chairman of the Committee) who does not meet the independence requirements set forth above and who is not a current officer or employee of the Corporation or a family member of an officer or employee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required in the best interests of the Corporation and its shareholders and the member meets all other requirements. The Board shall disclose in the next proxy statement after such determination the nature of the relationship and the reasons for the determination.

The Board shall appoint the members of the Committee annually considering the recommendations of the Nominating and Governance Committee. Each member of the Committee shall serve until his or her successor shall be duly appointed and qualified or until his or her earlier resignation or removal. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership. The Board, excluding all directors on the Committee and directors whose executive compensation has been separately approved by the Committee, shall annually review the Committee’s performance.

The performance of the Committee in performing its functions and meeting its responsibilities and duties shall be annually evaluated. Such annual evaluation is to be conducted by the Board, excluding all directors on the Committee and all directors whose compensation has been approved by the Committee.

C.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

1.	Review and approve corporate goals and objectives relevant to compensation of the Chief Executive Officer (“CEO”), evaluate the CEO’s performance in light of those goals and objectives and establish and approve the appropriate level of base compensation and all bonus and other incentive compensation for the CEO based on this evaluation. In determining the long-term incentive component of CEO compensation, the Committee should consider the Corporation’s performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the Corporation’s CEO in past years;

2.	Evaluate the performance of the Corporation’s executive officers and establish and approve the appropriate level of base compensation and all bonus and other incentive compensation for such officers;

3.	Review and approve annually, for the CEO and the other executive officers of the Corporation, (1) any employment agreements, severance arrangements, and change in control agreements or provisions, in each case, when and if appropriate, and (2) any special or supplemental benefits;

4.	Retain a compensation consultant, when and if appropriate from time to time, to advise the Compensation Committee on executive compensation practices and policies, or any other matters within this Charter;

5.	Consider and take actions with respect to the adoption, amendment, administration or termination of compensation, welfare, benefit, pension and other plans related to compensation of current and former employees of the Corporation in each case taking into account appropriate industry benchmarks and, as appropriate, the compensation policies pursued by companies similarly situated to the Corporation;

6.	Review the terms and conditions of compensation plans, determine the eligibility requirements applicable to participants in each such plan as may be required by the terms of a plan; evaluate the performance of each benefit plan and all fiduciaries of the plans; approve, and recommend to the full Board for its approval, the initial adoption of any equity-based plan and any material modification to such plan (such as an increase in the number of shares available under such plan), and make such amendments to the Corporation’s non-equity based plans and take such actions in regard to the plans as the Committee deems appropriate;

7.	Design and approve incentive, including any equity-based compensation plans to allow the Corporation to attract and retain talented personnel and align the pay of such personnel with the long-term interests of shareholders. Submit each equity-based compensation plan, and each material modification thereof, to the Board for its approval and take actions that may be necessary or advisable to implement and administer the Corporation’s incentive compensation plans, all in accordance with the terms of such plans, including but not limited to the following:

•	Designate employees to participate in incentive compensation plans;

•	Establish performance goals for all incentive compensation plans;

•	Determine the size, types, terms, conditions, and methods of payment, and participant rights upon termination of employment;

•	Approve forms and authorize execution of award agreements or instruments reflecting awards made under the incentive compensation plans;

•	Construe and interpret incentive compensation plans and agreements or instruments entered into under them;

•	Establish, amend, and waive rules and regulations for administering such plans, agreements, and instruments; and, where stockholder action is required under the rules and regulations of any Regulatory Body, recommend the foregoing to the Board for approval; and

•	Amend terms and conditions of outstanding incentive plan awards, agreements, and instruments and, where stockholder action is required under the rules and regulations of any Regulatory Body, recommend the foregoing to the Board for approval.

8.	Evaluate and recommend to the full Board the appropriate level of director compensation and take primary responsibility for ensuring that any payments to directors other than in their capacity as directors are fully and properly disclosed;

9.	Review and assess the adequacy of this Charter periodically as conditions dictate to ensure compliance with any rules or regulations promulgated by any Regulatory Body and recommend any modifications to this Charter, if and when appropriate, to the Board for its approval;

10.	Form and delegate authority to subcommittees where appropriate;

11.	Make this Charter, and any amendments, public;

12.	Produce an annual report on executive compensation for inclusion in the Corporation’s proxy statement in accordance with applicable rules and regulations;

13.	Oversee the Corporation’s compliance with any rules promulgated by any Regulatory Body prohibiting loans to officers and directors of the Corporation; and

14.	Exercise such additional powers as may be reasonably necessary or desirable, in the Committee’s discretion, to fulfill its responsibilities and duties under this Charter.

D.	MEETINGS

The Committee shall meet as necessary but at least once per year. The Committee may invite members of management or others to attend Committee meetings and provide pertinent information as the Committee may request on the issues being considered, provided that the CEO may not be present for that portion of any meeting when his or her compensation is approved or otherwise discussed. Meetings can be called by the Chair of the Committee, or at the request of any member of the Committee or any member of the Board. At all Committee meetings, a majority of the then-current members of the Committee shall constitute a quorum.

The Committee shall keep written minutes of its meetings and record such minutes with the books and records of the Corporation. Minutes of each meeting will be distributed to the members of the Board and the Secretary of the Corporation.

E.	INDEPENDENT ADVICE

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities and duties as described above, and may seek, retain, and terminate, accounting, legal, consulting or other expert advice from a source independent of management, at the expense of the Corporation, with notice to the Chairman of the Board and the CEO. In furtherance of the foregoing, the Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, CEO or executive officer compensation and shall have the sole authority to approve the consultant’s fees and other retention terms.

Appendix C

Nominating and Governance Committee Charter

A.	PURPOSE

The primary function of the Nominating and Governance Committee (the “Committee”) is to assist the Board of Directors (the “Board”) of Avici Systems Inc. (the “Corporation”) in fulfilling its responsibilities by: (i) identifying individuals qualified to become members of the Board, and recommending the director nominees for election at the next annual meeting of shareholders, (ii) adopting a corporate code of business conduct and ethics (a “Code of Business Conduct”) and (iii) monitoring compliance with and periodically reviewing the Code of Business Conduct.

B.	GOALS AND RESPONSIBILITIES

To fulfill its responsibilities and duties the Committee shall:

Board Composition and Nominations

1.	Evaluate the current composition and organization of the Board and its committees in light of requirements established by the Securities and Exchange Commission, the National Association of Securities Dealers, any exchange upon which securities of the Corporation are traded, or any governmental or regulatory body exercising authority over the Corporation (each a “Regulatory Body”) or any other applicable statute, rule or regulation which the Committee deems relevant and make recommendations regarding the foregoing to the Board for approval.

2.	Review the composition and size of the Board in order to ensure that the Board is comprised of members possessing the proper expertise, skills, attributes and personal and professional backgrounds for service as a director of the Corporation, as determined by the Committee.

3.	Recommend to the Board nominees for election as directors of the Corporation in accordance with the Corporation’s Corporate Governance Guidelines, as the same may be amended from time to time.

4.	Select and recommend the appointment of Board members to committees of the Board.

5.	Evaluate the performance of current Board members proposed for reelection, and approve those members of the Board standing for reelection that the Committee determines are appropriate. However, if the Corporation is legally obligated by contract or otherwise to provide third parties with the ability to nominate directors (for example, the rights of preferred stockholders, rights under shareholder agreements or other agreements), the selection and nomination of such directors shall not be subject to the criteria above.

6.	Review and recommend to the Board an appropriate course of action upon the resignation of current Board members or any planned expansion of the Board and review the qualifications for service on the Board of any potential additional or replacement members of the Board.

Establishment and Review of Corporate Governance Policies

7.	Develop and adopt a Code of Business Conduct for Corporation employees, directors and officers designed to promote honest and ethical conduct which shall at a minimum address conflicts of interest; compliance with laws and regulations; and shall encourage the reporting of any illegal or unethical behavior and expressly prohibit retaliation of any kind for reports or complaints alleging conduct that violates the policy.

8.	The Code of Business Conduct will (i) comply with any requirements established by any Regulatory Body or any other applicable statute, rule or regulation, which the Committee deems relevant, (ii) address conflicts of interest and full and fair disclosure and compliance with laws, (iii) encourage the reporting of any illegal or unethical behavior and expressly prohibit retaliation of any kind for any such reports or complaints, (iv) provide clear and objective standards for compliance with the Code of Business Conduct and a fair process by which to determine violations thereof, and (v) contain an enforcement mechanism. Once formulated, the Committee shall recommend the adoption of such Code of Business Conduct to the full Board.

9.	Review and assess the adequacy of the Code of Business Conduct periodically, but at least annually. The Committee shall recommend any modifications to the Code of Business Conduct to the Board for approval.

10.	Collaborate with the Corporation’s officers and legal counsel to disclose publicly any amendments to the Code of Business Conduct required to be disclosed by any Regulatory Body.

11.	Collaborate with the Corporation’s officers to develop a means by which allegations of violations of or non-compliance with the Code of Business Conduct by directors or officers can be reported to the Committee in a confidential manner.

12.	Review and, if appropriate, approve related-party transactions for potential conflicts of interest on an ongoing basis.

13.	Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually and recommend any modifications to this Charter if and when appropriate to the Board for its approval.

14.	Review and assess the adequacy of the Corporation’s Certificate of Incorporation and By-Laws and the charters of any committee of the Board (the “Governing Documents”) periodically and recommend to the Board any necessary modifications to the Governing Documents.

15.	To the extent required by any Regulatory Body or otherwise deemed advisable by the Committee, develop, implement, review and monitor an orientation and education program for members of the Board.

Oversight of the Evaluation of the Board and Management

16.	Evaluate and determine an appropriate response to credible evidence indicating violations of or non-compliance with the Code of Business Conduct or the Governing Documents after consulting with legal counsel, including reporting any violation of law to any appropriate Regulatory Body.

17.	Determine criteria for evaluating any and all requests for waivers of the Code of Business Conduct, evaluate any such requests submitted by directors or executive officers, make a recommendation to the Board whether to grant any requests for waivers submitted by directors or executive officers and establish a process for prompt public disclosure upon the grant of any such waivers for directors or executive officers as may be required by any Regulatory Body.

18.	Review and recommend to the Board an appropriate course of action upon the resignation of any executive officer and review the qualifications for service of any potential new executive officers.

19.	At the request of the Board, conduct a performance evaluation of the Board to determine whether it and its committees are functioning effectively.

Shareholder Proposals

20.	Review all shareholder proposals submitted to the Corporation (including any proposal relating to the nomination of a member of the Board) and the timeliness of the submission thereof and recommend to the Board appropriate action on each such proposal.

General

21.	To the extent deemed appropriate by the Committee, engage outside counsel and/or independent consultants at the Corporation’s expense to review any matter for which it is responsible and approve the terms of engagement and fees of any outside counsel and/or independent consultants and terminate any such engagement if necessary.

22.	Take such other actions regarding the Corporation’s corporate governance that are in the best interests of the Corporation and its shareholders as the Committee shall deem appropriate or as shall otherwise be required by any Regulatory Body.

C.	ANNUAL PERFORMANCE EVALUATION OF THE COMMITTEE

The Committee shall conduct a self-evaluation at least annually to determine whether it is functioning effectively, and provide the result to the Board for discussion. The assessment could include an evaluation of the Committee’s contribution as a whole and a review of any specific areas in which the Committee believes it can make a better contribution to the governance of the Corporation. The purpose of any review should be to improve the performance of the unit and not to target the performance of any individual Committee member.

D.	COMMITTEE COMPOSITION AND PROCEDURES

Independence Requirements

1.	Each Committee member shall meet any applicable independence requirements promulgated by any Regulatory Body. To the extent permitted by the Regulatory Bodies, the Board may appoint one member (other than the Chairman of the Committee) who does not meet the independence requirements set forth above and who is not a current officer or employee of the Corporation or a family member of an officer or employee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required in the best interests of the Corporation and its shareholders and the member meets all other requirements. The Board shall disclose in the next proxy statement after such determination the nature of the relationship and the reasons for the determination.

Number of Members

2.	The Committee shall be comprised of a minimum of three members of the Board, provided, however, that if fewer than three independent directors sit on the Board, the Committee shall be comprised of such lesser number as the Board from time to time may designate.

Committee Member Appointment and Removal

3.	Members of the Committee shall be elected by the Board and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless the Board elects a Chair, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

Committee Structure and Operations

4.	The Committee may delegate its authority to subcommittees as it deems appropriate.

Meetings of the Committee; Quorum

5.	The Committee shall meet as necessary, but at least annually, to enable it to fulfill its goals and responsibilities as set forth herein. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the action of a majority of those present, after determining a quorum, shall be the act of the Committee.

Committee Reporting to the Board

6.	The Committee shall report its findings to the Board and shall keep written minutes of its meetings, which shall be recorded and filed with the books and records of the Corporation.

Appendix D

Avici Systems Inc.

Code of Business Conduct and Ethics

A MESSAGE FROM THE BOARD

At Avici Systems Inc. (“Avici” or the “Company”), we believe that conducting business ethically is critical to our long-term success. Ethics, integrity, honesty, and hard work provide the foundation upon which we build competitive excellence and business success.

Avici operates in an increasingly complex business environment and in a wide range of competitive situations. To continue to be successful within this environment, we must be resolute in our commitment to perform at the highest ethical level. This commitment must guide all of us in every aspect of our business endeavors. Simply stated, we fully expect every director, officer, and employee to practice the highest standards of business conduct in every business relationship – with each other, with the Company, and with our customers, business partners, and competitors.

In short, it is important that each and every one of us at Avici clearly understands and abides by our commitment to ethics, integrity, and honesty. As individuals, and collectively as a company, we must conduct ourselves in unwavering compliance with all applicable laws, rules and regulations, in all aspects of our operations. Our steadfast commitment to the highest professional standards is essential to our continued success in a growing and increasingly competitive marketplace.

INTRODUCTION

The Company has issued this Code of Business Conduct and Ethics (the “Code”) to deter wrongdoing and to promote: (1) honest and ethical conduct by the directors, officers, and employees of the Company, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) avoidance of conflicts of interest, including disclosure to an appropriate person of any material transaction or relationship that reasonably could be expected to give rise to such a conflict; (3) full, fair, accurate, timely, and understandable disclosure in reports and documents that the Company files with, or submits to, the United States Securities and Exchange Commission (“SEC”) and in other public communications made by the Company; (4) compliance with all other applicable governmental laws, rules, and regulations; (5) the prompt internal reporting of any violations of this Code; and (6) accountability for adherence to the Code.

The effectiveness of this Code depends in large part on the cooperation of all directors, officers, and employees in promptly disclosing to appropriate personnel within the Company any situations that may be contrary to the intent of the Code and the ethical standards that it expresses. Employees may report any suspected violations anonymously, and the Company expressly prohibits retaliation of any kind against any individual for the reporting of suspected misconduct.

SCOPE OF THE CODE

This Code applies to all directors, officers, and employees of the Company and its subsidiaries.

A COMPLIANCE CULTURE

The Company seeks to foster and maintain a culture of compliance not only with all applicable laws, rules, and regulations, but with the highest standards of business conduct as well. It is the responsibility of every director, officer, and employee to help preserve our culture of compliance. Suspected violations of this Code or any law, rule or regulation will be investigated internally, and violators shall be subject to discipline, as deemed appropriate by the Company in its sole discretion, up to and including immediate termination.

This Code of Business Conduct and Ethics is neither a contract nor a comprehensive manual that covers every situation directors, officers, or employees might encounter. Neither this Code nor any other Company policy, procedure, guideline or practice creates any contractual rights. If you have any questions about the provisions of this Code, or about how you should conduct yourself in a particular situation, you should make your question(s) known and seek the advice of your department head, the Company’s Compliance Officer, or the Company’s internal or outside legal counsel.

STANDARDS OF CONDUCT

Conflicts of Interest

This Code does not prevent directors, officers, and employees of the Company from taking part in any legitimate financial, business, or other activities outside their jobs. Those activities, however, must be free of conflicts with the individual’s responsibilities to the Company. A “conflict of interest” may occur when an individual’s private interest interferes in any way – or even appears to interfere – with the interests of the Company as a whole. A conflict situation can arise when a director, officer, or employee takes action or has interests that may make it difficult to perform his or her duties to the Company objectively and effectively. Conflicts of interest may also arise when a director, officer, employee, or a member of his or her family, receives improper personal benefits as a result of his or her position in the Company. Loans to, or guarantees of obligations of, such persons by the Company are of special concern.

Every director, officer, and employee must disclose any matter that he or she believes might raise doubt regarding his or her ability to act objectively and in the Company’s best interest. The following is a non-exhaustive list of examples of situations involving potential conflicts of interest that should be disclosed:

•	employment by a competitor, regardless of the nature of the employment, while simultaneously being employed by the Company;

•	giving the Company business to another entity in which an employee or close family member has a substantial ownership or management interest;

•	owning, or owning a substantial interest in, an entity which is a competitor or customer of, or a supplier to, the Company;

•	acting independently as a consultant to a Company competitor, customer or supplier;

•	using Company assets, intellectual property, or other resources for personal gain;

•	accepting anything of more than nominal value – such as gifts, discounts, or compensation – from an individual or entity that does or seeks to do business with the Company.

These are but a few examples among many situations that could potentially give rise to a conflict of interest or an appearance of a conflict. Immediate disclosure should be made to an appropriate department head and/or to the Company’s General Counsel of any material transaction or relationship (such as through outside activities or financial interests) that reasonably could be expected to give rise to a conflict of interest or the appearance of a conflict. In the case of officers and directors, such disclosure should be made to the General Counsel and to the Governance Committee of the Board of Directors. All supervisors and department heads to whom potential conflicts of interest are reported are required to immediately forward such reports to the General Counsel.

Company officers and employees must obtain necessary approvals before accepting any position as an officer or director of an outside business concern. Officers and employees must also obtain approval before accepting a board position with a not-for-profit entity where there may be a Company business relationship with the entity or an expectation of financial or other support from the Company. In the case of Company employees who are neither directors nor officers of the Company, such approvals must come from the Company’s President. In the case of Company officers, such approvals must come from the Governance Committee.

Company directors must obtain approvals from the Board of Directors before accepting any position as an officer or director of any outside business concern or entity that has a business relationship with the Company, or that now is or in the reasonably foreseeable future could become a competitor of the Company.

Corporate Opportunities

Directors, officers, and employees owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises. Company directors, officers, and employees are prohibited from: (i) taking for themselves personally corporate opportunities that are discovered through the use of Company property, information or position, without first offering such opportunities to the Company; (ii) using corporate property, information, or position for personal gain; and (iii) competing with the Company. Non-employee directors who seek to conduct outside business activities involving an entity that has a business relationship with the Company, or that now is or in the reasonably foreseeable future could become a competitor of the Company, must obtain approval from the Governance Committee before conducting such activities. If approved by the Governance Committee, such activities shall not be deemed to be in competition with the Company, even if the entity involved is in the same industry as the Company.

Company directors and officers are committed to adherence with their fundamental duties of good faith, due care, and loyalty owed to all shareholders. The decisions of the directors and officers are made with the Company’s and its shareholders’ best interests in mind.

Confidentiality

Directors, officers, and employees must maintain the confidentiality of sensitive business, technical or other information entrusted to them by the Company, its customers or business partners, except when disclosure is authorized or legally mandated. Confidential information includes all non-public information that might be of use to competitors, or harmful to the Company, its customers or business partners if disclosed.

Fair Dealing

Each director, officer, and employee should act fairly, honestly, and in good faith in any dealings on behalf of the Company with any of its customers, suppliers, competitors, employees, and with all others. None should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other unfair-dealing practice.

Protection and Proper Use of Company Assets

All directors, officers, and employees should protect the Company’s assets and strive to ensure their efficient use. Theft, carelessness and waste have a direct impact on the Company’s profitability. Each employee is asked to cooperate in helping the Company protect against the improper disclosure, theft, or misuse of its intellectual and physical property. Unauthorized or improper disclosure, theft, or misuse of any Company property, including the Company’s intellectual property, can result in disciplinary measures, up to and including termination.

Company assets should be used for the Company’s legitimate business purposes. Employees are advised that the content of the Company’s electronic communication infrastructure (email, voice mail, internet access) is not private and can be accessed and monitored at any time by the Company without notice.

Compliance with All Laws, Rules, and Regulations

The Company is committed to compliance with all laws, rules, and regulations. The Company therefore maintains a comprehensive compliance program designed to ensure that all directors, officers, and employees are informed and continuously mindful of the laws governing their conduct. The Company also maintains separate, detailed policies regarding such matters as insider trading, black out trading, and sexual harassment. Both the compliance program and these separate policies are consistent in all respects with the spirit and the letter of this Code.

Each and every director, officer, and employee is required to act within the bounds of the law. Questions or concerns about compliance issues can and should be raised by any of the means indicated under “Whistleblower and Methods of Communication” below.

Full, Fair, Accurate, Timely and Understandable Disclosures

The Company strives to maintain the highest standards to ensure that all business records and financial reports are accurate, complete, understandable, and contain no false or misleading information. The Company is committed to complying with all laws requiring the fair and timely disclosure of all material information, and is committed to maintaining the accuracy of all publicly disseminated information. In carrying out this commitment, the Company maintains internal controls and procedures designed to provide reasonable assurance of achieving the following objectives:

•	efficacy and efficiency of operations;

•	safeguarding and proper management of the Company’s assets;

•	reliability of financial reporting that is in compliance with generally accepted accounting principles in the United States; and

•	compliance with all applicable laws and regulations, including, without limitation, the Company’s responsibility to maintain disclosure controls and procedures intended to ensure that financial and non-financial information is collected, analyzed, and timely reported in full compliance with the law.

Compliance with these controls and procedures is of paramount importance. If anyone in the Company believes that the Company’s books or records are not being maintained, or that its financial condition or results of operations are not being disclosed, in accordance with these controls and procedures, that person should report the matter directly by any of the means indicated below.

WHISTLEBLOWER AND METHODS OF COMMUNICATION

Among the most important responsibilities for each and every director, officer, and employee in this Company are: (1) the obligation to comply with this Code and all laws, rules, and regulations; and (2) the obligation to raise a concern about a possible violation of the Code or the law.

The Company expects all directors, officers, and employees to behave ethically and to conduct their business activities on behalf of the Company with honesty and integrity. Any director, officer, or employee who has knowledge of a potential or suspected violation of the Company’s Code of Business Conduct and Ethics has an obligation to report all relevant information to the Compliance Officer or to the other sources listed below. The Company provides a variety of methods for obtaining answers to any questions about conduct issues and for raising any concerns about a possible violation of the Code or the law. Questions or concerns can be addressed to:

•	A supervisor or department head;

•	Outside Company legal counsel, Testa, Hurwitz & Thibeault LLP at 617-248-7000 (John Meltaus) or Meltaus@tht.com;

•	The Company’s General Counsel, Peter Anastos at 978-964-2405 or panastos@avici.com;

•	Chairpersons of the Governance and Audit Committees of the Company’s Board of Directors, James Swartz at 650-614-4800 or jswartz@accel.com and Richard Liebhaber at 703-442-0553 or rtl@liebhaber.net, respectively; and/or

•	Anonymously by means of the established, secured website on the Avici Intranet, which information will be forwarded to members of the Audit and Governance Committees.

Generally, a supervisor or department head will be in the best position to resolve the issue quickly. However, a conduct or legal concern can be raised with any one of the other contacts listed above, in addition to – or instead of – a supervisor or department head. Directors, officers, and employees can raise concerns orally or in writing and, if preferred, anonymously at the secured website referenced above. Any general questions about reporting suspected instances of non-compliance should be directed to any of the individuals listed above.

POLICY AGAINST RETALIATION

Directors, officers, or employees who report suspected violations or voice other concerns are assured that the Company will not tolerate any retaliation for reports made in good faith. The Company prohibits any director, officer, or employee from retaliating or taking adverse action of any kind against anyone for raising or helping to resolve a conduct concern. Any individual who is found to have engaged in retaliation against a Company director, officer, or employee for raising, in good faith, a conduct concern or for participating in the investigation of such a concern may be subject to discipline, up to and including immediate termination. If any individual believes he or she has been subjected to such retaliation, that individual is encouraged to report the situation as soon as possible to the Company’s General Counsel.

PENALTIES FOR VIOLATIONS

The Company is committed to taking prompt and consistent action against violations of this Code of Business Conduct and Ethics. Any and all directors, officers, and employees who violate the Code are subject to disciplinary action up to and including immediate termination. In addition, the Company may report suspected violations to appropriate third parties, including law enforcement personnel or regulatory authorities. The following are examples of conduct that may result in discipline:

•	Retaliation against any person within the Company for reporting a conduct concern.

•	Any action that violates the Code or any law, rule, or regulation.

•	Requesting others to violate the Code or any law, rule, or regulation.

•	Failure to promptly raise a known or suspected violation of the Code or any law, rule, or regulation.

•	Failure to cooperate in internal investigations of possible violations of the Code or any law, rule, or regulation.

•	Failure to demonstrate the leadership and diligence needed to foster compliance with the Code and applicable laws, rules, and regulations.

The above list of examples should not be construed in any way as an exhaustive list of the type of conduct that is violative or potentially violative of the Code. Rather, the list is meant to be illustrative only, and the Company, in its sole discretion, will evaluate suspected violations on a case-by-case basis.

Reports of suspected violations will be promptly investigated internally, and an appropriate sanction will be imposed for violations.

WAIVER/AMENDMENTS

Only the Board of Directors may grant a waiver of any provision of this Code. A request for such a waiver should be submitted to the Governance Committee in writing for its consideration. The Board of Directors will promptly cause the Company to disclose to investors any substantive changes in or waivers of the Code, along with reasons for the waivers, granted to directors or executive officers. Such disclosure shall be in a form prescribed by the SEC.

Appendix E

AVICI SYSTEMS INC.

Amended 2000 Stock Option and Incentive Plan

1.	Purpose and Eligibility

The purpose of this 2000 Stock Option and Incentive Plan (the “Plan”) of Avici Systems Inc. (the “Company”) is to provide stock options and other equity interests in the Company (each an “Award”) to employees, officers, directors, consultants and advisors of the Company and its Subsidiaries, all of whom are eligible to receive Awards under the Plan. Any person to whom an Award has been granted under the Plan is called a “Participant”. Additional definitions are contained in Section 8.

2.	Administration

a.    Administration by Board of Directors. The Plan will be administered by the Board of Directors of the Company (the “Board”). The Board, in its sole discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Plan and to interpret and correct the provisions of the Plan and any Award. All decisions by the Board shall be final and binding on all interested persons. Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan.

b.    Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean such Committee or the Board.

c.    Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such executive officers.

3.	Stock Available for Awards

a.    Number of Shares. Subject to adjustment under Section 3(c), the aggregate number of shares of Common Stock of the Company (the “Common Stock”) that may be issued pursuant to the Plan is equal to the number of shares of Common Stock authorized but not issued under the 1997 Stock Incentive Plan of the Company, as amended, on or before the date of the initial public offering of the Company’s Common Stock plus (i) the 1,250,000 additional shares authorized for issuance under the Plan pursuant to the amendment of the Plan in 2001 and (ii) the 1,250,000 additional shares authorized for issuance under the Plan pursuant to the amendment of the Plan in 2004 (collectively the “Available Shares”). If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the Plan; provided, however, that the cumulative number of such shares that may be so reissued under the Plan will not exceed the Available Shares. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

b.    Per-Participant Limit. Subject to adjustment under Section 3(c), no Participant may be granted Awards during any one fiscal year to purchase more than 500,000 shares of Common Stock.

c.    Adjustment to Common Stock. In the event of any stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, (i) the number and class of securities available for Awards under the Plan and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding stock-based Award shall be adjusted by the Company (or substituted Awards may be made) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is appropriate. If Section 7(e)(i) applies for any event, this Section 3(c) shall not be applicable.

4.	Stock Options

a.    General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the Common Stock issued upon the exercise of each Option, including vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws, as it considers advisable.

b.    Incentive Stock Options. An Option that the Board intends to be an “incentive stock option“ as defined in Section 422 of the Code (an “Incentive Stock Option”) shall be granted only to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a “Nonstatutory Stock Option.”

c.    Exercise Price. The Board shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and specify it in the applicable option agreement.

d.    Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

e.    Exercise of Option. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 4(f) for the number of shares for which the Option is exercised.

f.    Payment Upon Exercise. Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment:

(i)	by check payable to the order of the Company;

(ii)	except as otherwise explicitly provided in the applicable option agreement, and only if the Common Stock is then publicly traded, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

(iii)	to the extent explicitly provided in the applicable option agreement, by (x) delivery of shares of Common Stock owned by the Participant valued at fair market value (as determined by the Board or as determined pursuant to the applicable option agreement), (y) delivery of a promissory note of the Participant to the Company (and delivery to the Company by the Participant of a check in an amount equal to the par value of the shares purchased), or (z) payment of such other lawful consideration as the Board may determine.

5.	Restricted Stock

a.    Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to (i) delivery to the Company by the Participant of a check or payment of such other lawful consideration as the Board may determine in an amount at least equal to the par value of the shares purchased, and (ii) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”).

b.    Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate. Each Restricted Stock Award granted pursuant to the Plan shall be subject to forfeiture if, in the discretion of the Board, the recipient of such award has not, within a reasonable period of time following the grant of such award, executed any instrument required by the Board to be executed in connection with such award.

6.	Other Stock-Based Awards

The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units.

7.	General Provisions Applicable to Awards

a.    Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

b.    Documentation. Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine or as executed by an officer of the Company pursuant to authority delegated by the Board. Each Award may contain terms and conditions in addition to those set forth in the Plan provided that such terms and conditions do not contravene the provisions of the Plan.

c.    Board Discretion. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

d.    Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

e.    Acquisition of the Company

(i)	Consequences of an Acquisition.

(A)	Upon the consummation of an Acquisition, the Board shall take any one or more of the following actions with respect to then outstanding Awards: (a) provide that outstanding Options shall be assumed, or equivalent Options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such Options substituted for Incentive Stock Options shall satisfy, in the determination of the Board, the requirements of Section 424(a) of the Code; (b) upon written notice to the Participants, provide that all or a portion of then unexercised Options will become exercisable in full or in part as of a specified time (the “Acceleration Time”) prior to the Acquisition and will terminate immediately prior to the consummation of such Acquisition, except to the extent exercised by the Participants between the Acceleration Time and the consummation of such Acquisition; (c) in the event of an Acquisition under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition (the “Acquisition Price”), provide that all outstanding Options shall terminate upon consummation of such Acquisition and each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (x) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (y) the aggregate exercise price of such Options; (d) provide that all or any portion of the Restricted Stock Awards then outstanding shall become free of all or certain restrictions prior to the consummation of the Acquisition; and (e) provide that any other stock-based Awards outstanding (x) shall become exercisable, realizable or vested in full or in part, or shall be free of all or certain conditions or restrictions, as applicable to each such Award, prior to the consummation of the Acquisition, or (y), if applicable, shall be assumed, or equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); provided that in no event shall the Board accelerate the vesting of any Option, Restricted Stock Award or other Award by a period of more than one year.

(B)	Acquisition Defined. An “Acquisition” shall mean: (x) the sale of the Company by merger in which the shareholders of the Company in their capacity as such no longer own a majority of the outstanding equity securities of the Company (or its successor); or (y) any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction) or (z) any other acquisition of the business of the Company, as determined by the Board.

(ii)	Assumption of Options Upon Certain Events. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

(iii)	Pooling-of Interests-Accounting. If the Company proposes to engage in an Acquisition intended to be accounted for as a pooling-of-interests, and in the event that the provisions of this Plan or of any Award hereunder, or any actions of the Board taken in connection with such Acquisition, are determined by the Company’s or the acquiring company’s independent public accountants to cause such Acquisition to fail to be accounted for as a pooling-of-interests, then such provisions or actions shall be amended or rescinded by the Board, without the consent of any Participant, to be consistent with pooling-of-interests accounting treatment for such Acquisition.

(iv)	Parachute Awards. Notwithstanding the provisions of Section 7(e)(i)(A), if, in connection with an Acquisition described therein, a tax under Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the number of Awards which shall become exercisable, realizable or vested as provided in such section shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the Participant (the Awards not becoming so accelerated, realizable or vested, the “Parachute Awards”); provided, however, that if the “aggregate present value” of the Parachute Awards would exceed the tax that, but for this sentence, would be imposed on the Participant under Section 4999 of the Code in connection with the Acquisition, then the Awards shall become immediately exercisable, realizable and vested without regard to the provisions of this sentence. For purposes of the preceding sentence, the “aggregate present value” of an Award shall be calculated on an after-tax basis (other than taxes imposed by Section 4999 of the Code) and shall be based on economic principles rather than the principles set forth under Section 280G of the Code and the regulations promulgated thereunder. All determinations required to be made under this Section 7(e)(iv) shall be made by the Company.

f.    Withholding. Each Participant shall pay to the Company, or make provisions satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. The Board may allow Participants to satisfy such tax obligations in whole or in part by transferring shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (as determined by the Board or as determined pursuant to the applicable option agreement). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

g.    Amendment of Awards. The Board may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that, except as otherwise provided in Section 7(e)(iii), the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

h.    Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

i.    Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option.

8.	Miscellaneous

a.	Definitions.

(i)	“Company,” for purposes of eligibility under the Plan, shall include any present or future subsidiary corporations of Avici Systems Inc., as defined in Section 424(f) of the Code (a “Subsidiary”), and any present or future parent corporation of Avici Systems Inc., as defined in Section 424(e) of the Code. For purposes of Awards other than Incentive Stock Options, the term “Company” shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Board in its sole discretion.

(ii)	“Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

(iii)	“employee” for purposes of eligibility under the Plan (but not for purposes of Section 4(b)) shall include a person to whom an offer of employment has been extended by the Company.

b.    No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

c.    No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

d.    Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board. No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Awards previously granted may extend beyond that date.

e.    Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time.

f.    Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of Delaware, without regard to any applicable conflicts of law.

AVICI SYSTEMS INC.

Annual Meeting of Stockholders to be held on May 26, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Steven B. Kaufman and Paul F. Brauneis and each of them, with full power of substitution, as proxies to represent and vote all shares of stock of Avici Systems Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on May 26, 2004, at 9:00 a.m. local time, at the offices of Testa, Hurwitz & Thibeault, LLP, Conference Room 22B, High Street Tower, 125 High Street, Boston, Massachusetts 02110, and at all adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 23, 2004, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors recommends a vote FOR the election of the directors, the amendment to the Company’s Amended 2000 Stock Option and Incentive Plan and the ratification of the selection of independent accountants.

SEE REVERSE SIDE

Address Change/Comments (Mark the corresponding box on the reverse side)

—FOLD AND DETACH HERE—

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY
WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSALS IN ITEMS
2 AND 3.	Please mark here for address change or comments ☐. SEE REVERSE SIDE

1. Director Proposal—To elect two members to the Board of Directors to serve for three-year terms as Class I Directors:	2. Director Proposal—To approve an Amendment to the Amended
2000 Stock Option and Incentive Plan to increase the aggregate number of shares of common stock that may be issued pursuant to said plan by 1,250,000 shares.

FOR the nominees listed below (except as marked to the contrary) ☐	WITHHOLD AUTHORITY to vote nominees listed below ☐	FOR ☐	AGAINST ☐	ABSTAIN ☐
NOMINEES: 01 William Ingram 02 Robert P. Schechter		3. Director Proposal—To ratify the selection of Ernst & Young LLP as the Company’s independent auditors for fiscal year ending December 31, 2004.
		FOR ☐	AGAINST ☐	ABSTAIN ☐

4. To transact such other business as may properly come before the meeting and any adjournment thereof.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

Signature		Signature		Dated: 2004

Please sign exactly as name appears hereon. Joint owners must both sign. Attorney, executor, administrator, trustee or guardian must give full title as such. A corporation or partnership must sign its full name by authorized person.

I/We will attend the meeting		YES ☐

FOLD AND DETACH HERE

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59PM Eastern time the business day prior to the annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Mail

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Telephone

1-800-435-6710

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

Internet

http://www.eproxy.com/AVCI

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.